                                                                    EXHIBIT 10.1


                            JOINT VENTURE AGREEMENT

                                BY AND BETWEEN

                       WHEAT FIRST BUTCHER SINGER, INC.,

                       WHEAT, FIRST SECURITIES, INC. AND

                         MENTOR INVESTMENT GROUP, INC.

                                      AND

                          EVEREN CAPITAL CORPORATION,

                       EVEREN SECURITIES HOLDINGS, INC,,

                          EVEREN SECURITIES, INC. AND

                             EVEREN CLEARING CORP.


                           DATED AS OF JULY 25, 1996

                               TABLE OF CONTENTS
                               -----------------

                                                                   Page

                                   ARTICLE 1

                                  DEFINITIONS

Section 1.1 Defined Terms..........................................  1

                                   ARTICLE 2

                         FORMATION OF VENTURE; INITIAL
                 CLOSING; SECOND CLOSING; RELATED TRANSACTIONS

Section 2.1 Formation of Venture...................................  8
Section 2.2 Transactions Prior to the Initial Closing..............  9
Section 2.3 Initial Closing........................................  9
Section 2.4 Second Closing.........................................  9

                                   ARTICLE 3

                           OPERATION OF THE VENTURE

Section 3.1 Management............................................. 10
Section 3.2 Management Committee................................... 10
Section 3.3 Asset Management Services.............................. 11
Section 3.4 Capitalization of the Venture.......................... 11
Section 3.5 Provision of Financial Information..................... 11

                                   ARTICLE 4

                        REPRESENTATIONS AND WARRANTIES

Section 4.1 Representations and Warranties of WFBS................. 12
Section 4.2 Representations and Warranties of EVEREN............... 18

                                   ARTICLE 5

                       OBLIGATIONS OF MENTOR AND EVEREN

Section 5.1 Conduct of Business Prior to Initial Closing........... 21
Section 5.2 Money Market Conversion................................ 22
Section 5.3 Access to Information.................................. 22
Section 5.4 Further Assurances; Consents; Waiver of
            Notices................................................ 22

                                      (i)

                                   ARTICLE 6

                      CONDITIONS TO MENTOR'S OBLIGATIONS

Section 6.1 Representations and Warranties........................... 23
Section 6.2 Performance of Agreements................................ 23
Section 6.3 Absence of Litigation.................................... 23
Section 6.4 Consents and Approvals................................... 23
Section 6.5 No Material Adverse Change............................... 24
Section 6.6 Miscellaneous Agreements; Certificates; Etc.............. 24
Section 6.7 Legal Matters............................................ 24

                                   ARTICLE 7

                      CONDITIONS TO EVEREN'S OBLIGATIONS

Section 7.1 Representations and Warranties........................... 24
Section 7.2 Performance of Agreements................................ 24
Section 7.3 Absence of Litigation.................................... 25
Section 7.4 Consents and Approvals................................... 25
Section 7.5 No Material Adverse Change............................... 25
Section 7.6 Miscellaneous Agreements; Certificates; Etc.............. 25
Section 7.7 Legal Matters............................................ 25
Section 7.8 Services Agreement....................................... 26

                                   ARTICLE 8

                              FURTHER AGREEMENTS

Section 8.1 Additional Documents..................................... 26
Section 8.2 Mutual Assistance........................................ 26
Section 8.3 Confidentiality.......................................... 26
Section 8.4 Non-Competition; Right to Acquire Competing
            Business................................................. 27
Section 8.5 Income Tax Liabilities of Mentor......................... 29
Section 8.6 No Commitments........................................... 29

                                   ARTICLE 9

                  CERTAIN COVENANTS AND AGREEMENTS REGARDING
                              INTERESTS IN MENTOR

Section 9.1 Restrictions on Transfer................................. 29
Section 9.2 Minimum Ownership........................................ 31
Section 9.3 Limitations on Transfer.................................. 31
Section 9.4 Extraordinary Events..................................... 32

                                     (ii)

                                  ARTICLE 10

                             TERM AND TERMINATION

Section 10.1   Term . . . . . . . . . . . . . . . . . . . .  32
Section 10.2   Voluntary Termination  . . . . . . . . . . .  32
Section 10.3   Termination Upon Change of Control . . . . .  33

                                  ARTICLE 11

                               CHANGE OF CONTROL

Section 11.1   Look Back Option . . . . . . . . . . . . . .  34

                                  ARTICLE 12

                                 MISCELLANEOUS

Section 12.1   Survival of Representations and Warranties .  34
Section 12.2   Expenses . . . . . . . . . . . . . . . . . .  34
Section 12.3   Press Release  . . . . . . . . . . . . . . .  34
Section 12.4   Entire Agreement . . . . . . . . . . . . . .  35
Section 12.5   Binding Effect . . . . . . . . . . . . . . .  35
Section 12.6   No Third Party Beneficiaries . . . . . . . .  35
Section 12.7   Amendment or Modification  . . . . . . . . .  35
Section 12.8   Waiver . . . . . . . . . . . . . . . . . . .  35
Section 12.9   Non-Assignability  . . . . . . . . . . . . .  35
Section 12.10  Severability . . . . . . . . . . . . . . . .  35
Section 12.11  Governing Law  . . . . . . . . . . . . . . .  36
Section 12.12  Dispute Resolution . . . . . . . . . . . . .  36
Section 12.13  Notices  . . . . . . . . . . . . . . . . . .  36
Section 12.14  Counterparts . . . . . . . . . . . . . . . .  37


                                     (iii)

                                   SCHEDULES

Schedule                                  Description
- --------                                  -----------

Schedule l.l(a)                           Operating Agreement


                                     (iv)

                            JOINT VENTURE AGREEMENT
                            -----------------------

     THIS JOINT VENTURE AGREEMENT is made as of this 25th day of July, l996, by and between WHEAT FIRST BUTCHER SINGER, INC. ("WFBS"), WHEAT, FIRST
SECURITIES, INC. ("Wheat"), AND MENTOR INVESTMENT GROUP, INC. ("Mentor") and EVEREN CAPITAL CORPORATION ("EVEREN"), EVEREN SECURITIES HOLDINGS, INC. ("EVEREN Holdings"), EVEREN SECURITIES, INC. ("EVEREN Securities") and EVEREN CLEARING CORP. ("EVEREN Clearing"), (hereinafter collectively called the "parties").

                                   RECITALS
                                   --------

     1. Mentor and EVEREN desire to enter into a strategic alliance whereby, as a preferred provider, Mentor will offer asset management services, including money market funds, mutual funds and private account management, to the clients of EVEREN Securities and EVEREN Clearing.

     2. In recognition of the mutual growth opportunities offered by this strategic alliance, EVEREN and Mentor desire for EVEREN to acquire and maintain an equity investment in the venture created by this strategic alliance.

     3. Mentor and EVEREN acknowledge and agree that Mentor is seeking to increase revenues through diversification of its customer base to enable Mentor to become a successful public offering candidate at such time as a public offering will further its strategic business initiatives.

     4. The parties desire to enter into this Agreement to set forth the terms and conditions of the joint venture.

                                   ARTICLE 1
                                   ------- -
                                  DEFINITIONS
                                  -----------
     Section 1.1 Defined Terms. In this Agreement, except where the context otherwise requires:

     "Additional Joint Venture Member" shall have the meaning set forth in
Section 2.4.

     "Additional Joint Venture Member Clients" means persons receiving Investment Advisory Services from the Venture Entities, whether through ownership of shares of Mentor Funds, private accounts or otherwise, which persons are customers of, or who were referred to the Venture by, an Additional Joint Venture Member, or by persons for whom such Additional Joint Venture Member acts as the clearing broker.

  "Advisers Act" means the Investment Advisers Act of 1940, as amended.

  "Affiliate" means with respect to any person, any other person directly or indirectly controlling, controlled by, or under common control with such other person; and "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through ownership of voting securities, by contract or otherwise.

  "Broker-Dealer Firm" means a firm that generates at least two-thirds of its revenues from services of a type that require registration of the provider of such services as a broker or dealer under the Securities Exchange Act.

  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in Richmond, Virginia or Chicago, Illinois are authorized or obligated by law or executive order to close.

  "Change of Control" means, with respect to WFBS or EVEREN, any merger, consolidation, other business combination, liquidation, sale of the party or all or substantially all of the assets of the party, change in a majority of the party's board of directors as a result of a proxy contest, tender offer, exchange offer, merger, consolidation or other business combination, any other acquisition of at least 40% of the outstanding voting securities of the party by a person other than a person who is a beneficial owner of voting securities of the party as of the date of this Agreement, or any other change of control of the party or similar extraordinary transaction, but excluding any merger, consolidation or other business combination in which the party is the surviving and acquiring corporation and in which the businesses or assets so acquired do not, or would not reasonably be expected to, have a value greater than 50% of the assets of the party after such merger, consolidation or other business combination.

  "Current Market Price" of a security means the average of the daily closing prices per share of such security for the 30 consecutive Trading Days immediately prior to such date; provided, however, that in the event that the Current Market Price is determined during a period following the announcement by the issuer of the security of (A) a dividend or distribution on such security payable in such security or securities convertible into such security, or (B) any subdivision, combination or reclassification of such security, and prior to the expiration of the 30 Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the

"current market pricers shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in the case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Interests are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the security is listed or admitted to trading or, if the security is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use. Prior to a Venture IPO, the Current Market Price of Interests shall be their Fair Market Value, and in the determination of Fair Market Value, the investment banking firms shall assume that (i) the Venture is a reporting company under the Securities Exchange Act, (ii) at least 20% of the Interests is publicly held and (iii) the holder of the Interests as to which Current Market Price is being determined is not bound by the terms of this Agreement, and otherwise shall disregard such items as minority or similar discounting and the effect, if any, of this Agreement on determining Current Market Price. The term "Trading Day" means a day on which the principal national securities exchange on which the Interests are listed or admitted to trading is open for the transaction of business or, if the Interests are not listed or admitted to trading on any national securities exchange, a Business Day.

     "EVEREN" means EVEREN Capital Corporation, a Delaware corporation.

     "EVEREN Clearinq" means EVEREN Clearing Corp., a Delaware corporation, and a Wholly-Owned Subsidiary of EVEREN Securities.

     "EVEREN Clients" means persons receiving Investment Advisory Services from the Venture Entities, whether through ownership of shares of Mentor Funds, private accounts or otherwise, which persons are customers of, or who were referred to the Venture by, EVEREN Securities, or by persons for whom EVEREN Clearing acts as the clearing broker.

     "EVEREN Holdinqs" means EVEREN Securities Holdings, Inc., a Delaware corporation, and a Wholly-Owned Subsidiary of EVEREN.

     "EVEREN Securities" means EVEREN Securities, Inc., a Delaware corporation, and a Wholly-Owned Subsidiary of EVEREN Holdings.

     "EVEREN Venture Entities" means EVEREN and each of the Affiliates of EVEREN entering into a Venture Document or providing property or services to the Venture.

     "Exit Price" shall have the meaning set forth in Section 10.2(a).

     "Fair Market Value" shall be determined (i) by mutual agreement between the Venture and EVEREN; or (ii) in the event that the Venture and EVEREN cannot mutually agree on Fair Market Value, based on the average of the values determined by the opinions of two investment banking firms of national recognition, one to be chosen and paid by the Venture and one to be chosen and paid by EVEREN, and if the two investment banking firms' values differ by more than 10%, then based on the average of the two closest values determined by the opinions of the two investment banking firms and a third investment banking firm of national recognition, to be chosen by the original two investment banking firms, with such third investment banking firm's fees to be divided equally between the Venture and EVEREN.

     "Financial Statements of EVEREN" means the audited balance sheets of EVEREN as of December 31, 1995 and December 31, 1994, together with the audited statements of operations for each of the years in the three-year period ended December 31, 1995, and comparable interim financial statements at June 30, 1996.

     "Financial Statements of Mentor" means the unaudited balance sheets of Mentor as of March 31, 1996 and March 31, 1995, together with the unaudited statements of revenues for each of the years in the three-year period ended March 31, 1996, and comparable interim financial statements at June 30, 1996.

     "Governmental Approval" means any consent, approval, authorization, waiver, permit, grant, franchise, concession, agreement, license, exemption or order of, registration, declaration or filing with, or report or notice to, any Governmental Authority.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any government authority, agency, department, board, body, commission or instrumentality of the United States, any State of the United States or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.

     "Initial Closinq" shall have the meaning set forth in Section 2.3.

     "Initial Closinq Date" shall mean the fifth Business Day following satisfaction of the conditions set forth in Article 6 and Article 7, or such other date as is mutually agreed upon by the parties.

     "Interests" means the Membership Interests of the Venture issued to WFBS and EVEREN Holdings as contemplated by this Agreement, and such other equity interest in the Venture or any successor to the Venture into which the Interests may be converted.

     "Investment Advisorv Services" means services of the type that require registration of the provider of such services under the Advisers Act, including advisory services to any company registered under the Investment Company Act and including all discretionary money management services involving individual accounts and/or companies registered under the Investment Company Act, but excluding (i) performance monitoring, manager search and "wrap-fee" services utilizing third party investment managers or internal investment management by registered representatives, such services being of the type generally provided by Broker-Dealer Firms from time to time, (ii) revenue sharing arrangements with third party investment managers of the type generally entered into by BrokerDealer Firms from time to time and (iii) services to a unit investment trust (as such term is defined in the Investment Company Act) and (iv) the services Previously Disclosed.

     "Investment Company Act" means the Investment Company Act of 1940, as amended.

     "Law" means any national, federal, state, local or other law or governmental requirement of any kind, and the rules, regulations and orders promulgated thereunder.

     "Management Committee" means the management committee of the Venture as defined in the Operating Agreement.

     "Managers" means the managers of the Venture, as defined in the Operating Agreement.

     "Members" means the members of the Venture, as defined in the Operating Agreement.

     "Membership Interest" shall have the meaning provided in the Operating Agreement.

     "Mentor" means Mentor Investment Group, Inc., a Virginia corporation and a Wholly-Owned Subsidiary of WFBS.

     "Mentor Funds" means investment companies registered under the Investment Company Act for which a Venture Entity serves as the investment adviser, including the Mentor Money Market Funds.

     "Mentor Money Market Funds" means money market open-end investment companies for which a Venture Entity serves as the investment adviser.

     "Mentor Venture Entities" means Mentor and each of the Affiliates of Mentor entering into a Venture Document or providing services or property to the Venture.

     "Money Market Conversion" shall mean the investment in the Mentor Money Market Funds of all sweep account assets held at EVEREN Clearing and introduced by EVEREN Securities (except (i) sweep account assets currently invested in money market open-end investment companies for which there is not a comparable Mentor Money Market Fund and (ii) sweep account assets with respect to which the client of such account has not consented to the Money Market Conversion).

     "Money Market Conversion Date" means the date on which the Money Market Conversion occurs.

     "NASD" means the National Association of Securities Dealers, Inc.

     "Operating Agreement" means the Operating Agreement between WFBS and EVEREN to be entered into pursuant to Section 2.2 and substantially in the form of Schedule l.l(a).

     "Ownership Percentage" means, with respect to any party, the proportion of all outstanding Membership Interests, expressed as a percentage, held by such party.

     "person" means an individual, corporation, partnership, limited liability company, trust or unincorporated organization or a government or any agency or political subdivision thereof.

     "Previously Disclosed" shall mean disclosed in a letter from the party dated and delivered not later than the date of this Agreement.

     "Regional Representatives" shall have the meaning set forth in Section 3.3(b).

     "SEC" means the United States Securities and Exchange Commission.

     "Second Closing" shall have the meaning set forth in Section 2.4.

     "Second Closing Date" means the date that is the earlier of (A) 24 months following the later of (i) the Money Market Conversion Date or (ii) the date the Venture has employed the Regional Representatives or (B) the date that is the last Business

Day of the month following the month during which the annualized Venture Revenues attributable to EVEREN for the preceding three month period constitute at least 50% of the Venture Revenues.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "SIPC" means the Securities Investor Protection Corporation.

     "Services Agreement" shall have the meaning set forth in Section 7.8.

     "Subsidiary" means, with respect to any person, (i) any corporation 50% or more of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation is at the time owned by such person, directly or indirectly through Subsidiaries, and (ii) any partnership, limited liability company, association, joint venture or other entity in which such person, directly or indirectly through one or more Subsidiaries, has a 50% or more equity interest at the time.

     "Third Party Clients" means persons receiving Investment Advisory Services from the Venture Entities, whether through ownership of shares of Mentor Funds, private accounts or otherwise, other than EVEREN Clients, Wheat Clients and Additional Joint Venture Member Clients.

     "True-Up Option" shall have the meaning set forth in Section 10.2(a).

     "Venture" means the Virginia limited liability company to be formed pursuant to Section 2.1, and to have the name Mentor Investment Group, L.L.C., and any successor thereof.

     "Venture Documents" means this Agreement, the Operating Agreement, the agreements attached as Schedules hereto and each other agreement, instrument or document executed and delivered in connection with the transactions contemplated by this Agreement by Mentor or any of its Affiliates, EVEREN or any of its Affiliates or the Venture, or to which any of them is a party.

     "Venture Entities" means (a) the Virginia limited liability companies to be formed pursuant to Section 2.2(a) and (b) (each to be referred to herein as a "Venture Entity," and collectively as the "Venture Entities") and (b) any other companies registered under the Advisers Act that are, or become, Subsidiaries of the Venture.

     "Venture IPO" means an initial public offering of equity securities of the Venture as a result of which the Venture becomes a reporting company under the Securities Exchange Act.

     "Venture Revenues" means the advisory fees, administrative fees, marketing fees and other items recorded as revenues on the consolidated financial statements of the Venture in accordance with generally accepted accounting principles and the accounting principles used in the preparation of the Financial Statements of Mentor (which revenues shall be net of fee payments received by the Venture under shareholder service plans and Investment Company Act Rule 12b-1 plans that are paid out to any person that is not a Venture Entity). Venture Revenues attributable to a person shall mean Venture Revenues arising from EVEREN Clients or Wheat Clients, as the case may be, plus such person's relative share of Venture Revenues arising from Third Party Clients represented by such person's Ownership Percentage as of the date of measurement of such Venture Revenues.

     "Venture Revenue Schedule" shall have the meaning set forth in Section 3.5(d).

     "WFBS" means Wheat First Butcher Singer, Inc., a Virginia corporation.

     "Wheat" means Wheat, First Securities, Inc., a Virginia corporation, and a Wholly-Owned Subsidiary of WFBS.

     "Wheat Clients" means persons receiving Investment Advisory Services from the Venture Entities, whether through ownership of shares of Mentor Funds, private accounts or otherwise, which persons are customers of, or were referred to the Venture by, Wheat, by persons for whom Wheat acts as the clearing broker or by the persons Previously Disclosed to EVEREN by Mentor.

     "Wholly-Owned Subsidiary" of a person means a Subsidiary of such person, all of the issued and outstanding shares (other than directors' qualifying shares) of the capital stock or other ownership interests of which shall at the time be owned by such person or one or more of its Wholly-Owned Subsidiaries or by such person and one or more of its Wholly-Owned Subsidiaries.

                                   ARTICLE 2

                         FORMATION OF VENTURE; INITIAL
                 CLOSING; SECOND CLOSING; RELATED TRANSACTIONS

     Section 2.1 Formation of Venture. Following execution of this Agreement and at the time of the Initial Closing, Mentor will cause the Venture to be formed.

     Section 2.2 Transactions Prior to the Initial Closing. Subject to the terms and conditions hereof, immediately prior to the Initial Closing:

     (a) Mentor shall (i) cause Commonwealth Investment Counsel, Inc. to be converted into a Virginia limited liability company with the name Mentor Investment Advisers L.L.C. and to issue to WFBS a membership interest in such limited liability company representing 1% of the outstanding membership interest of such limited liability company and (ii) thereafter cause the merger into such limited liability company of Commonwealth Advisors, Inc., Charter Asset Management, Inc., Mentor U.K. Inc., and Wellesley Advisors, Inc.; and

     (b) Mentor shall cause Mentor Distributors, Inc. to be converted into a Virginia limited liability company with the name Mentor Distributors L.L.C. and to issue to WFBS a membership interest in such limited liability company representing 1% of the outstanding membership interest of such limited liability company.

     Section 2.3 Initial Closing. On the Initial Closing Date:

     (a) WFBS shall cause Mentor to be converted into the Venture;

     (b) WFBS shall cause the Venture to issue to WFBS that amount of Interests representing 79.8% of the outstanding Membership Interest of the Venture;

     (c) WFBS shall cause the Venture to issue to EVEREN Holdings that amount of Interests representing 20.2% of the outstanding Membership Interest of the Venture; provided that if the Money Market Conversion Date has not occurred by December 31, 1996, the Venture shall have the right to call the Interests held by EVEREN Holdings at no cost to the Venture;

     (d) WFBS shall execute and deliver the Operating Agreement; and

     (e) EVEREN Holdings shall execute and deliver the Operating Agreement.

     Section 2.4 Second Closing. On the Second Closing Date, the Venture shall issue to EVEREN Holdings that amount of Interests, if any, necessary for the EVEREN Holdings' Ownership Percentage to equal the percentage of annualized Venture Revenues attributable to EVEREN; provided that EVEREN Holdings shall not own more than 50% (or such lower percentage of outstanding Interests owned by WFBS immediately prior to the Second Closing) or less than 20% (or such lower percentage as results from the Venture's issuing Membership Interest to an Additional Joint Venture Member prior to the Second Closing) of the outstanding Membership Interests following the Second Closing. The relative annualized Venture Revenues attributable to EVEREN shall be determined based on the average monthly relative Venture Revenues attributable to EVEREN for the three month period prior to the Second Closing. In the event the Venture enters into a strategic alliance with a third party (an "Additional Joint Venture Member") in addition to EVEREN Holdings and WFBS prior to the Second Closing and provides such Additional Joint Venture Member with Membership Interest pursuant to an agreement with the Additional Joint Venture Member containing provisions similar in substance to those provided for in Section 3.3, EVEREN Holdings' and WFBS's relative Ownership Percentage of the Venture will be proportionate to the relative contribution to the Venture Revenues attributable to EVEREN and WFBS, as the case may be, and Venture Revenues attributable to the Additional Joint Venture Member shall be excluded from the calculation of Venture Revenues attributable to EVEREN and WFBS.

                                   ARTICLE 3
                                   ---------
                           OPERATION OF THE VENTURE
                           --------- -- --- -------

     Section 3.1 Management. On the Initial Closing Date, WFBS and EVEREN Holdings will execute and deliver an Operating Agreement for the Venture, substantially in the form attached hereto as Schedule l.l(a). The Operating Agreement shall govern the operation of the Venture, including admission of Additional Joint Venture Members and voting rights and powers of the Management Committee. In accordance with the Operating Agreement, each Member will elect representatives to the Management Committee as set forth in Section 3.2 hereof.

     Section 3.2 Management Committee.
                 ---------- ---------

     (a) Upon the Initial Closing, WFBS shall cause two persons nominated by EVEREN to be elected as Managers by action of the Management Committee of the Venture. At each annual or special meeting of the Members at which, or the taking of action by written consent of the Members with respect to which, any Managers of the Venture are to be elected, EVEREN shall have the right, but not the obligation, pursuant to this Agreement to nominate for election that number of Managers (but not less than two) which, when added to the number of Managers who are EVEREN nominees and who will continue to serve as Managers without regard to the outcome of the election at such meeting or by such consent, represent the same proportion of the total number of Managers as EVEREN Holdings' Ownership Percentage, rounded to the nearest whole number. WFBS hereby agrees to vote its Interests in favor of such EVEREN nominees. At such time, if any, as EVEREN Holdings' Ownership Percentage shall equal 50%, EVEREN Holdings agrees to vote its Interests in favor of WFBS nominees to the Management Committee.

     (b) The Management Committee will hold regular meetings on a quarterly basis. In accordance with the Operating Agreement, the Management Committee will appoint an executive committee consisting of Mentor and EVEREN representatives to exercise powers of the Management Committee between meetings. In accordance with the Operating Agreement, the Management Committee will elect officers of the Venture as of the Initial Closing Date.

     Section 3.3 Asset Management Services.

     (a) Following the Initial Closing, (i) EVEREN Securities shall cause the Mentor Money Market Funds to be exclusively utilized for its client sweep accounts (except with respect to sweep account assets which the client desires to invest in money market open-end investment companies of the type offered in EVEREN Securities sweep accounts as of the date of this Agreement for which there is not a comparable Mentor Money Market Fund) and cause the Money Market Conversion to occur and (ii) each of EVEREN Securities and Wheat shall include the Mentor Funds and the Venture Entities' private account management services in its "preferred" or "focus group" list of mutual funds and private account managers offered to customers with a status that reflects WFBS' and EVEREN's proprietary interest in the Venture. Following the Initial Closing, EVEREN Clearing will use commercially reasonable efforts to cause persons for whom it serves as the clearing broker to accomplish the objectives set forth in the preceding two sentences;

     (b) Following the Initial Closing, WFBS shall cause the Venture to hire five (or such lesser number as is mutually agreeable to Mentor and EVEREN) regional representatives (the "Regional Representatives") acceptable to EVEREN Securities to service EVEREN Securities in the sale of Mentor products. EVEREN Securities shall provide the Regional Representatives with access to its branch office system commensurate with EVEREN's proprietary interest in the Venture. Normal marketing and advertising expenses attributable to the Venture's efforts within EVEREN Securities shall be born by the Venture; and

     (c) Following the Initial Closing, WFBS shall cause the Venture to maintain sufficient sales and administrative operations to support the EVEREN Clients.

     Section 3.4 Capitalization of the Venture. Capital calls shall be made by the Management Committee in accordance with the Operating Agreement.

     Section 3.5 Provision of Financial Information.

     (a) Annual Financials. The Venture will prepare and deliver, or cause to be prepared and delivered, to WFBS and EVEREN Holdings annual audited financial statements prepared in accordance with generally accepted accounting principles within 75 days of the Venture's fiscal year end.

     (b) Quarterly Financials. The Venture will prepare and deliver, or cause to be prepared and delivered, to WFBS and EVEREN Holdings unaudited financial statements within 35 days of the end of the Venture's fiscal quarter.

     (c) Interim Financials. The Venture will prepare and deliver, or cause to be prepared and delivered, to WFBS and EVEREN Holdings monthly financial statements within 20 days of the end of each calendar month.

     (d) Venture Revenue Schedule. In addition to the financial statements described above, the Chief Financial Officer of the Venture shall prepare and deliver, or cause to be prepared and delivered, to WFBS and EVEREN Holdings, at the end of each fiscal quarter of the Venture a schedule (the "Venture Revenue Schedule") certified by such officer that sets forth the Venture Revenues attributable to EVEREN Clients, Wheat Clients, Additional Joint Venture Member Clients and Third Party Clients. The Venture Revenue Schedule shall be delivered to EVEREN Holdings and WFBS within the time period provided above in Sections 3.5(a) and 3.5(b) for delivery of the Venture's financial statements. The Venture Revenue Schedule shall provide sufficient detail and be supported by detailed revenue ledgers to permit independent verification. In accordance with the Operating Agreement, EVEREN Holdings and WFBS shall have the right to inspect the Venture's accounting records upon reasonable prior written notice.

                                   ARTICLE 4
                                   ------- -

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Section 4.1 Representations and Warranties of WFBS. Each of WFBS, Wheat and Mentor represents and warrants to EVEREN as follows,

     (a) Organization, Standing and Power. Each of WFBS and each Mentor Venture Entity is, or will be, an entity duly organized, validly existing and in good standing under the Laws of Virginia and has, or will have, all requisite corporate power and authority to own, lease and operate its properties and to carry on its business, as now being conducted and to perform this Agreement and to effect the transactions contemplated hereby.

     (b) Qualification. Each of WFBS and each Mentor Venture Entity is duly qualified and in good standing as a foreign entity authorized to transact business in each jurisdiction where the conduct of its business or the ownership of its properties requires such qualification, or, if not so qualified, its failure so to qualify will not have a material adverse effect on its financial condition or operations and will not impair its right to enforce any material agreement to which it is a party.

     (c) Ownership of Capital Stock of Mentor Venture Entities. The issued shares of capital stock of each Mentor Venture Entity have been duly authorized and validly issued, are fully paid and nonassessable and all of such shares (except for the membership interest of Mentor Perpetual Advisers, LLC, of which Mentor UK Inc. owns 50%), are owned beneficially by Mentor free and clear of all liens, security interests, pledges, charges, encumbrances, defects, stockholders agreements, voting trusts, equities or claims of any nature whatsoever. There are no outstanding (A) securities or obligations of any Mentor Venture Entity convertible into or exchangeable for any capital stock of such Mentor Venture Entity, (B) warrants, rights or options to subscribe for or purchase from any Mentor Venture Entity any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of any Mentor Venture Entity to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

     (d) Authority. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of WFBS, Wheat and Mentor, and this Agreement is a valid and binding obligation of WFBS, Wheat and Mentor, enforceable in accordance with its terms. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance by WFBS, Wheat and Mentor with any of the provisions hereof will not
(i) conflict with or result in a breach of any provision of their articles of incorporation or by-laws or other organizational documents or a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any material note, bond, debenture, mortgage, indenture, license, agreement or other material instrument or obligation to which WFBS, Wheat or Mentor is a party, or by which they or any of their properties or assets may be bound, or (ii) violate any order, writ, injunction, decree, or Law applicable to WFBS, Wheat or Mentor, or any of their properties or assets. No Governmental Approval, other than compliance with applicable United States federal and state securities laws, and regulations of the SEC, is required in connection with the execution and delivery by WFBS, Wheat and Mentor of this Agreement or the consummation by WFBS and each Mentor Venture Entity of the transactions contemplated hereby.

     (e) Mentor Funds. Mentor has Previously Disclosed to EVEREN certain information regarding the Mentor Funds, including a description of (i) the advisory fee rates payable to the Mentor Venture Entities as of June 30, 1996 pursuant to the advisory agreements for each of the Mentor Funds, and (ii) the net assets of each Mentor Fund as of June 30, 1996.

     (f) Legal Proceedings. There is no legal, administrative, arbitration or other proceeding or governmental investigation pending or, to the knowledge of WFBS' management, threatened or probable of assertion against WFBS or any Mentor Venture Entity which, if decided adversely, would have a material adverse effect on this Agreement or on the financial condition, results of operations or business of Mentor or the Venture on a consolidated basis.

     (g)  Compliance with Laws and Other Instruments; Governmental Approvals.

            (i) No Mentor Venture Entity is, nor in the three years prior to the date hereof has been, in violation of or default under (A) any Law applicable to it or any of its properties or business, (B) any provision of its articles of incorporation, bylaws or other organizational documents, or
     (C) any contract, or any other material agreement or instrument to which it is a party or by which it or any of its properties is bound or affected, except for any such violations of and defaults under any such applicable Law, contract or other agreement or instrument that, individually and in the aggregate, have not had and would not have a material adverse effect on WFBS' consolidated financial condition, results of operations or business.

            (ii) All Governmental Approvals necessary for the conduct of the business and operations of each Mentor Venture Entity have been duly obtained and are in full force and effect, except for any Governmental Approvals which the failure to obtain, individually or in the aggregate, have not had and would not have a material adverse effect on Mentor's or the Venture's consolidated financial condition, results of operations or business. There are no proceedings pending or, to the knowledge of Mentor, threatened that would result in the revocation, cancellation or suspension, or any adverse modification, of any such Governmental Approval, and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in any such revocation, cancellation, suspension or modification.

            (iii) Each Mentor Venture Entity has timely filed all registrations, reports, statements, notices and other filings required to be filed with the SEC or any other Governmental Authority, and all amendments or supplements to any of the above (the "Mentor Venture Entity Filings"). The Mentor Venture Entity Filings were prepared in all material respects, where applicable, in accordance with the Advisers Act or other applicable Law. As of their respective dates, the Mentor

Venture Entity Filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Mentor Venture Entity Filings constitute all filings with the SEC or other Governmental Authority that each Mentor Venture Entity was required to make under the Act or other applicable Law.

(h) Government Requlation.

     (i) Each Mentor Venture Entity is duly registered, licensed or qualified as an investment advisor or a broker-dealer in each United States jurisdiction where the conduct of its business requires such registration, licensing or qualification and is in compliance with all federal and state Laws requiring any such registration, licensing or qualification or is subject to no material liability or disability by reason of the failure to be so registered, licensed or qualified.

     (ii) Each of the Mentor Funds (A) required by law to be so registered is duly registered as an investment company under the Investment Company Act; (B) the shares of each Mentor Fund are duly and validly issued, fully paid and nonassessable and are qualified for sale, or an exemption therefrom is in full force and effect, in each state and territory of the United States, the District of Columbia and Puerto Rico to the extent required under applicable law; (C) all outstanding shares of each Mentor Fund that were required to be registered under the Securities Act have been sold pursuant to an effective registration statement filed thereunder; (D) to the knowledge of Mentor in the case of documents applicable to the Mentor Funds, no such registration statement contained, as of its effective date, any untrue statement of a material fact or omitted to state a material fact required to be stated therein in order to make the statements therein not misleading or is subject to any stop order or similar order restricting its use; and (E) each Mentor Fund has operated and is currently operating in compliance in all material respects with all laws, rules, regulations and orders applicable to it or its business, including but not limited to the Securities Act and the Investment Company Act, and consummation of the transactions contemplated hereby will not result in a violation of any such laws, rules, regulations or orders.

         (iii) Each Mentor Fund is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full power, right and authority to own its properties and to carry on its business as it is now conducted, and is qualified to do business in each jurisdiction where the conduct of its business requires such qualification, or, if not so qualified, its failure to so qualify will not have a material adverse effect on its financial condition or operations and will not impair its right to enforce any material agreement to which it is a party.

  (iv) Each Mentor Fund has duly adopted procedures pursuant to Rule 17e-1 under the Investment Company Act, to the extent applicable; and each Mentor Fund has complied, since their respective dates of inception, and currently complies with the requirements of Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, to the extent applicable.

  (v) Mentor has adopted a formal code of ethics and a written policy regarding insider trading. Such code and policy comply with Section 17(j) of the Investment Company Act, Rule 17j-1 thereunder and Section 204A of the Investment Advisers Act, respectively. The policies of Mentor with respect to avoiding conflicts of interest have been made available to EVEREN. To the knowledge of Mentor, no material violations have occurred and no allegations of material violations of such policies have been made.

  (vi) Neither Mentor nor any Mentor Fund nor, to the knowledge of Mentor or any Mentor Venture Entity, any person "associated" (as defined under the Investment Advisers Act) with Mentor or any Mentor Fund, has for the period beginning not less than five years prior to the date hereof and ending on the date hereof been convicted of any crime or is or has been subject to any disqualification that would be a basis for denial, suspension or revocation of registration of an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206 (4)-4(b) thereunder or of a broker-dealer under Section 15 of the Securities Exchange Act, or for disqualification as an investment adviser for any Investment Company pursuant to Section 9(a) of the Investment Company Act, and to Mentor's knowledge there is no basis for, or proceeding or investigation that is reasonably likely to become the basis for, any such disqualification, denial, suspension or revocation.

  (vii) Each current "Prospectus" (which term, as used in this Agreement, shall include any related statement of additional information and any private placement memorandum), as amended or supplemented, relating to each Mentor Fund, and all current supplemental advertising and marketing material relating to each Mentor Fund complies in all material respects with the Securities Act and the Investment Company Act, applicable state laws and, where applicable, the rules of the NASD. None of such Prospectuses, amendments, supplements or supplemental advertising and marketing materials, as of their respective dates, includes, or will as of the Initial Closing Date include, an untrue statement of a material fact or omits, or will as of the Initial Closing Date omit, to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

  (i) No Broker. WFBS, Wheat and Mentor are not committed to any liability for any brokers' or finders' fees or any similar fees in connection with the transactions contemplated by this Agreement.

  (j) NASD and Exchange Memberships. Wheat is a member organization in good standing of the NASD and each other securities exchange or association the failure to be a member of which would have a material adverse effect on the financial condition of Wheat.

  (k) SIPC Assessments. Wheat is not in arrears with respect to any assessment made upon it by SIPC that is presently due and payable.

  (1) Financial Statements of Mentor. The Financial Statements of Mentor, taken as a whole, fairly present the financial position and results of operations of Mentor as of the dates thereof and the periods then ended and were prepared in accordance with generally accepted accounting principles. As of the dates of the Financial Statements of Mentor, Mentor had no material liabilities or obligations, fixed or contingent, not adequately reflected in such statements or balance sheets, the notes thereto or the exhibits hereto.

  (m) Contracts. Each of the material contracts to which a Mentor Venture Entity is a party (the "Mentor Contracts") is in full force and effect and is a valid and binding obligation of the applicable Mentor Venture Entity, except as may be limited by any bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar law affecting creditors' rights and remedies generally and, with respect to the enforceability thereof, by general principles of equity regardless of whether enforcement is sought in a proceeding at law or in equity, and, to the knowledge of Mentor, the other parties thereto. Each Mentor Venture Entity has performed each material term, covenant and condition of each of the Mentor Contracts that is to be performed by it at or before the date hereof. No event has occurred that would, with the passage of time or compliance with any applicable notice requirements, constitute a default by any Mentor Venture Entity or, to the knowledge of Mentor, any other party under any of the Mentor Contracts, and, to the knowledge of Mentor, no party to any of the Mentor Contracts intends to cancel, terminate or exercise any option under any of the Mentor Contracts. To the knowledge of Mentor, there is no matter that adversely affects, or would adversely affect, any Mentor Contract that, individually or in the aggregate, has had or would have a material adverse effect on the Mentor Venture Entities or the Venture.

  (n) No Adverse Change. Since March 3l, l996, there has not been any material adverse change in the business or the financial condition of Mentor or the Venture, other than as a result of distributions to WFBS made by Mentor prior to the Initial Closing in accordance with the methodology set forth in the pro forma balance sheet of the Venture Previously Disclosed to EVEREN by Mentor.

  (o) Disclosure. This Agreement and any certificate or other document furnished by WFBS or any Mentor Venture Entity to EVEREN pursuant hereto or in connection herewith, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein and herein, in light of the circumstances under which they were made, not misleading. Each document delivered or to be delivered by WFBS or any Mentor Venture Entity to EVEREN is or will be a true and complete copy of such document, unmodified except by another document delivered by WFBS or any Mentor Venture Entity to EVEREN prior to the date hereof.

  Section 4.2 Representations and Warranties of EVEREN. Each of EVEREN, EVEREN Holdings, EVEREN Securities and EVEREN Clearing represents and warrants to WFBS, Wheat and Mentor as follows:

  (a) Organization. Standing and Power. Each of EVEREN and each EVEREN Venture Entity, is, or will be, a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization and has or will have all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and to perform this Agreement and to effect the transactions contemplated hereby.

  (b) Qualification. Each of EVEREN and each EVEREN Venture Entity is duly qualified and in good standing as a foreign entity authorized to transact business in each jurisdiction where the conduct of its business or the ownership of its properties requires such qualification, or, if not so qualified, its failure so to qualify will not have a material adverse effect on its financial condition or operations and will not impair its right to enforce any material agreement to which it is a party.

  (c) Authoritv. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of EVEREN, EVEREN Holdings, EVEREN Securities and EVEREN Clearing; and this Agreement is a valid and binding obligation of EVEREN, EVEREN Holdings, EVEREN Securities and EVEREN Clearing, enforceable in accordance with its terms. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance by EVEREN, EVEREN Holdings, EVEREN Securities and EVEREN Clearing with any of the provisions hereof will not (i) conflict with or result in a breach of any provision of their articles of incorporation or by-laws or a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, license, agreement or other material instrument or obligation to which EVEREN, EVEREN Holdings, EVEREN Securities and EVEREN Clearing is a party, or by which they or any of their properties or assets may be bound or (ii) violate any order, writ, injunction, decree, or Law applicable to EVEREN, EVEREN Holdings, EVEREN Securities and EVEREN Clearing or any of their properties or assets. No Governmental Approval, other than compliance with United States federal and state securities laws, and regulations of the SEC, is required in connection with the execution and delivery by EVEREN of this Agreement or the consummation by each EVEREN Venture Entity of the transactions contemplated hereby.

  (d) Legal Proceedings. There is no legal, administrative, arbitration or other proceeding or governmental investigation pending, or, to the knowledge of EVEREN's management, threatened or probable of assertion against EVEREN or any EVEREN Venture Entity which, if decided adversely, would have a material adverse effect on this Agreement or on the financial condition, results of operations, business or prospects of EVEREN on a consolidated basis.

 (e) Compliance with Laws and Other Instruments; Governmental Approvals.


           (i) No EVEREN Venture Entity is, nor in the three years prior to the date hereof has been, in violation of or default under (A) any Law applicable to it or any of its properties or business, (B) any provision of its articles of incorporation, bylaws or other organizational documents, or
     (C) any contract, or any other material agreement or instrument to which it is a party or by which it or any of its properties is bound or affected, except for any such violations of and defaults under any such applicable Law, contract or other agreement or instrument that, individually and in the aggregate, have not had and would not have a material adverse effect on EVEREN's consolidated financial condition, results of operations or business.

           (ii) All Governmental Approvals necessary for the conduct of the business and operations of each EVEREN Venture Entity have been duly obtained and are in full force and effect, except for any Governmental Approvals which the failure to obtain, individually or in the aggregate, have not had and would not have a material adverse effect on Mentor's or the Venture's consolidated financial condition, results of operations or business. There are no proceedings pending or, to the knowledge of EVEREN, threatened that would result in the revocation, cancellation or suspension, or any adverse modification, of any such Governmental Approval, and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in any such revocation, cancellation, suspension or modification.

           (iii) Each EVEREN Venture Entity has timely filed all registrations, reports, statements, notices and other filings required to be filed with the SEC or any other Governmental Authority, and all amendments or supplements to any of the above (the "EVEREN Venture Entity Filings"). The EVEREN Venture Entity Filings were prepared in all material respects, where applicable, in accordance with applicable Law. As of their respective dates, the EVEREN Venture Entity Filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The EVEREN Venture Entity Filings constitute all filings with the SEC or other Governmental Authority each EVEREN Venture Entity was required to make under applicable Law.

     (f) Government Regulation. Each EVEREN Venture Entity is duly registered, licensed or qualified as an investment advisor or a broker-dealer in each United States jurisdiction where the conduct of its business requires such registration, licensing or qualification and is in compliance with all federal and state laws requiring any such registration, licensing or qualification or is subject to no material liability or disability by reason of the failure to be so registered, licensed or qualified.

     (g) No Broker. EVEREN, EVEREN Holdings, EVEREN Securities and EVEREN Clearing are not committed to any liability for any brokers' or finders' fees or any similar fees in connection with the transactions contemplated by this Agreement, other than with respect to Lehman Brothers Inc.

     (h) NASD and Exchange Memberships. Each of EVEREN Securities and EVEREN Clearing is a member organization in good standing of the NASD and each other securities exchange or association the failure to be a member of which would have a material adverse effect on the financial condition of EVEREN.

     (i) SIPC Assessments. EVEREN Securities and EVEREN Clearing are not in arrears with respect to any assessment made upon it by the SIPC that is presently due and payable.

     (j) Financial Statements of EVEREN. The Financial Statements of EVEREN, taken as a whole, fairly present the financial position and results of operations of EVEREN as of the dates thereof and the periods then ended and were prepared in accordance with generally accepted accounting principles. As of the dates of the Financial Statements of EVEREN, EVEREN had no material liabilities or obligations, fixed or contingent, not adequately reflected in such statements or balance sheets, the notes thereto or the exhibits hereto.

  (k) Contracts. Each of the material contracts to which an EVEREN Venture Entity is a party (the "EVEREN Contracts") is in full force and effect and is a valid and binding obligation of the applicable EVEREN Venture Entity, except as may be limited by any bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar law affecting creditors' rights and remedies generally and, with respect to the enforceability thereof, by general principles of equity regardless of whether enforcement is sought in a proceeding at law or in equity, and, to the knowledge of EVEREN, the other parties thereto. Each EVEREN Venture Entity has performed each material term, covenant and condition of each of the EVEREN Contracts that is to be performed by it at or before the date hereof. No event has occurred that would, with the passage of time or compliance with any applicable notice requirements, constitute a default by any EVEREN Venture Entity or, to the knowledge of EVEREN, any other party under any of the EVEREN Contracts, and, to the knowledge of EVEREN, no party to any of the EVEREN Contracts intends to cancel, terminate or exercise any option under any of the EVEREN Contracts. To the knowledge of EVEREN, there is no matter that adversely affects, or would adversely affect, any EVEREN Contract that, individually or in the aggregate, has had or would have a material adverse effect on the EVEREN Venture Entities or the Venture.

  (l) No Adverse Change. Since June 30, 1996, there has not been any material adverse change in the business or the financial condition of EVEREN.

  (m) Disclosure. This Agreement and any certificate or other document furnished by any EVEREN Venture Entity to WFBS or any Mentor Venture Entity pursuant hereto or in connection herewith, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein and herein, in light of the circumstances under which they were made, not misleading. Each document delivered or to be delivered by any EVEREN Venture Entity to WFBS or any Mentor Venture Entity is or will be a true and complete copy of such document, unmodified except by another document delivered by any EVEREN Venture Entity to WFBS or any Mentor Venture Entity prior to the date hereof.

                                   ARTICLE 5
                                   ------- -

                       OBLIGATIONS OF MENTOR AND EVEREN
                       ----------- -- ------ --- ------

  Section 5.1 Conduct of Business Prior to Initial Closing. Except as permitted by prior written consent of the other party between the date hereof and the Initial Closing, each of WFBS, Wheat and Mentor and EVEREN, EVEREN Holdings, EVEREN Securities and EVEREN Clearing will, and will cause each other Mentor Venture Entity and EVEREN Venture Entity, as the case may be, to use its good faith efforts and reasonable business judgment to preserve the business, properties and employees with respect to its respective business intact and preserve for the Venture existing business relations necessary or useful in the conduct of such business consistent with past practice.

  Section 5.2 Money Market Conversion. Following the Initial Closing, each of the Venture, EVEREN Securities and EVEREN Clearing will use its best efforts to cause the Money Market Conversion to occur. The Venture will use its best efforts to cause the formation of a California tax-exempt money market fund in which assets of EVEREN Clients may be invested as of the Money Market Conversion Date. Following the Initial Closing, the Venture and EVEREN together will examine whether it would be in the best interests of the Venture to form a New York tax-exempt money market fund prior to the Money Market Conversion Date.

     Section 5.3 Access to Information.

  (a) Upon reasonable request, subject to the compliance by the Venture, WFBS, Wheat and Mentor with Section 8.3 hereof, EVEREN will, and will cause each other EVEREN Venture Entity to, furnish WFBS and the Venture with copies of such documents and with such information with respect to each EVEREN Venture Entity's operations as WFBS, Wheat or the Venture may from time to time reasonably request in connection with the performance of such Entity's obligations under the Venture Documents; provided that WFBS, Wheat and the Venture shall not unreasonably interfere with any EVEREN Venture Entity's conduct of its business; and further provided that the furnishing of such documents or information shall not violate confidentiality obligations to a client of such EVEREN Venture Entity.

  (b) Upon reasonable request, subject to the compliance by EVEREN, EVEREN Holdings, EVEREN Securities and EVEREN Clearing with Section 8.3, WFBS, Wheat and the Venture will, and will cause each of the Venture Entities and the Mentor Venture Entities to, furnish EVEREN with copies of such documents and with such information with respect to the Venture, each Venture Entity and each Mentor Venture Entity's operations as EVEREN may from time to time reasonably request in connection with the performance of such Entity's obligations under the Venture Documents; provided that EVEREN,

EVEREN Holdings, EVEREN Securities and EVEREN Clearing shall not unreasonably interfere with the Venture, WFBS, Wheat or any Venture Entity or Mentor Venture Entity's conduct of its business; and further provided that the furnishing of such documents or information shall not violate confidentiality obligations to a client of the Venture, WFBS, Wheat or such Venture Entity or Mentor Venture Entity.

     Section 5.4 Further Assurances; Consents; Waiver of Notices. Each of the parties hereto hereby agrees to proceed diligently (i) to obtain, and to cause the Venture to obtain, any and all Governmental Approvals and third party consents, approvals, notations and authorizations required in connection with the consummation of the transactions contemplated by this Agreement, (ii) to comply, and cause the Venture to comply, with all conditions and covenants applicable or related to it as contemplated by this Agreement and (iii) to do, and cause the Venture to do, all such other acts as are necessary or advisable in order to cause the consummation of the transactions contemplated hereby.

                                   ARTICLE 6
                                   ------- -
                 CONDITIONS TO WFBS's AND MENTOR'S OBLIGATIONS
                 ---------- -- ------ --- -------- -----------

     WFBS' and Mentor's obligation to perform its obligations pursuant to
Article 2 and Article 3 hereof is subject to the fulfillment, at or prior to the Initial Closing, of the following conditions:

     Section 6.1 Representations and Warranties. Each of the representations and warranties of EVEREN and the other EVEREN Venture Entities in this Agreement and in any other Venture Document, all of which shall be deemed to have been made again at and as of the Initial Closing, shall be true and correct in all material respects when made and when deemed made at the time of the Initial Closing, and WFBS and Mentor shall have received a certificate from EVEREN to such effect.

     Section 6.2 Performance of Agreements. Each EVEREN Venture Entity shall have performed in all material respects each of the obligations and agreements, and have complied with, and be in compliance with, in all material respects, each of the covenants and conditions, applicable to such EVEREN Venture Entity contained in this Agreement and the other Venture Documents to be performed and complied with by such EVEREN Venture Entity at or prior to the time of the Initial Closing and upon consummation of the Initial Closing, and WFBS and Mentor shall have received a certificate from EVEREN to such effect.

     Section 6.3 Absence of Litigation. No action or suit (including, without limitation, any action or suit by any United States or foreign Governmental Authority) challenging the transactions contemplated by this Agreement shall have been instituted or seriously threatened before or by any court, administrative agency or body or Governmental Authority.

     Section 6.4 Consents and Approvals. There shall have been obtained all consents, approvals and authorizations, there shall have been given all notices and there shall have been made all registrations and filings under all laws, statutes, rules, regulations, judgments, orders, injunctions, contracts or other instruments to which any of the EVEREN Venture Entities is a party or by which any of them or any of their respective properties is bound or subject, in each case that are required to permit the consummation of the transactions contemplated by this Agreement without contravention, violation or breach by any EVEREN Venture Entity, of any of the terms thereof.

     Section 6.5 No Material Adverse Change. There shall not have occurred since the date of this Agreement any action or event relating to EVEREN or any EVEREN Venture Entity that could reasonably be expected to have a material adverse effect on the financial condition, results of operations or business of the Venture.

     Section 6.6 Miscellaneous Agreements; Certificates; Etc. WFBS and Mentor shall have received, in form and substance and, if reasonably requested by WFBS and Mentor, certified in a manner, reasonably satisfactory to WFBS and Mentor, such other documents and evidence as Mentor may reasonably request that are customary in order to establish (i) the power and authority of each EVEREN Venture Entity to consummate the transactions contemplated by this Agreement and
(ii) compliance with the conditions of Initial Closing set forth in this Agreement.

     Section 6.7 Legal Matters. All documents and legal proceedings taken in connection with the transactions contemplated by this Agreement and the other Venture Documents or incident thereto shall be reasonably satisfactory in form and substance to Hunton & Williams, counsel to WFBS and Mentor.

                                   ARTICLE 7
                                   ------- -
                      CONDITIONS TO EVEREN'S OBLIGATIONS
                      ---------- -- -------- -----------

     EVEREN's obligation to perform its obligations pursuant to Article 2 and
Article 3 hereof is subject to the fulfillment, at or prior to the Initial Closing, of the following conditions:

     Section 7.1 Representations and Warranties. Each of the representations and warranties of WFBS, Wheat and Mentor and the other Mentor Venture Entities in this Agreement and in any other Venture Document, all of which shall be deemed to have been made again at and as of the Initial Closing, shall be true and correct in all material respects when made and when deemed made at the time of the Initial Closing, and EVEREN shall have received a certificate from WFBS, Wheat and Mentor to such effect.

     Section 7.2 Performance of Aqreements. Each of WFBS and each Mentor Venture Entity shall have performed in all material respects each of the obligations and agreements, and have complied with, and be in compliance with, in all material respects each of the covenants and conditions, applicable to it, contained in this Agreement and the other Venture Documents to be performed and complied by it, at or prior to the time of the Initial Closing and upon consummation of the Initial Closing, and EVEREN shall have received a certificate from WFBS, Wheat and Mentor to such effect.

     Section 7.3 Absence of Litiqation. No action or suit (including, without limitation, any action or suit by any United States or foreign Governmental Authority) challenging the transactions contemplated by this Agreement shall have been instituted or seriously threatened before or by any court, administrative agency or body or Governmental Authority.

     Section 7.4 Consents and Approvals. There shall have been obtained all consents, approvals and authorizations, there shall have been given all notices and there shall have been made all registrations and filings under all laws, statutes, rules, regulations, judgments, orders, injunctions, contracts or other instruments to which any of the Mentor Venture Entities is a party or by which any of them or any of their respective properties is bound or subject, in each case that are required to permit the consummation of the transactions contemplated by this Agreement without contravention, violation or breach by any Mentor Venture Entity, or of any of the terms thereof, including the SEC's and the various state securities commissioners' granting of the registration of each of the Venture Entities as an investment adviser and/or broker-dealer under the Advisers Act, the Securities Exchange Act, and applicable state securities laws.

     Section 7.5 No Material Adverse Chanqe. There shall not have occurred since the date of this Agreement any action or event relating to WFBS or any Mentor Venture Entity that could reasonably be expected to have a material adverse effect on the financial condition, results of operations or business of the Venture.

     Section 7.6 Miscellaneous Aqreements; Certificates; Etc. EVEREN shall have received, in form and substance and, if reasonably requested by EVEREN, certified in a manner, reasonably satisfactory to EVEREN, such other documents and evidence as EVEREN may reasonably request that are customary in order to establish (i) the power and authority of each Mentor Venture Entity to consummate the transactions contemplated by this Agreement and (ii) compliance with the conditions of Initial Closing set forth in this Agreement.

     Section 7.7 Leqal Matters. All documents and legal proceedings taken in connection with the transactions contemplated by this Agreement and the other Venture Documents or incident thereto shall be reasonably satisfactory in form and substance to Bell, Boyd & Lloyd, counsel to EVEREN.

     Section 7.8 Services Aqreement. The Venture and WFBS shall have entered into a Services Agreement in the form Previously Disclosed by Mentor to EVEREN.

                                   ARTICLE 8
                                   ---------

                              FURTHER AGREEMENTS
                              ------------------

     The parties hereto further agree as follows:

     Section 8.1 Additional Documents. Each of the parties agrees to execute and deliver, and to cause the execution and delivery of, prior to, at and after the Initial Closing such additional instruments and documents as any one or more of them may reasonably request for the purposes of carrying out or confirming the transactions contemplated by this Agreement and the other Venture Documents.

     Section 8.2 Mutual Assistance. After the Initial Closing, each party agrees that it will, and that it will cause the Mentor and EVEREN Venture Entities, as the case may be, and the Venture to, cooperate with each of the parties, the Venture and the Mentor and EVEREN Venture Entities and furnish to each of them, such information, documents, records, evidence, testimony and other assistance as any of the EVEREN Venture Entities, any of the Mentor Venture Entities or the Venture may reasonably request in connection with any actions, proceedings, arrangements or disputes of any nature involving or affecting the Venture that reasonably relate to matters that occurred prior to the Initial Closing and in which any of the EVEREN Venture Entities or any of the Mentor Venture Entities, as the case may be, was involved or for which it has records, information or knowledge.

     Section 8.3 Confidentiality.
                 ---------------
     (a) As used herein, "Information" of the Venture and EVEREN, respectively, means all technical, financial and other information, in whatever form it may be held, relating to the business of the Venture, WFBS, any Mentor Venture Entity or any EVEREN Venture Entity, respectively, or furnished under the Venture Documents made available to the other party in connection with the transactions contemplated hereby.

     (b) The party receiving Information (the "Receiving Party") from the other party (the "Supplying Party") shall treat such Information with the same degree of care and confidentiality that it affords its own trade secrets and proprietary information.

     (c) The Receiving Party agrees not to disclose or communicate to any third party (other than agents of the Receiving Party who need to know such Information and agree to be bound by the terms and conditions of this Section 8.3), in any manner whatsoever, any Information supplied by the Supplying Party, without the prior written consent of the Supplying Party.

     (d) The Receiving Party agrees to confine access to, and knowledge of, the Information supplied by the Supplying Party to individuals in its organization who are directly concerned with the transactions contemplated by the Venture Documents and to ensure that every such individual is informed that he is bound by the provisions of this Agreement.

     (e) The Receiving Party agrees to study and use Information received from the Supplying Party only in connection with the transactions contemplated by the Venture Documents.

     (f) In the event that the parties fail to consummate the transactions contemplated hereby and this Agreement is terminated, the Receiving Party agrees to destroy or return, at the option of the Supplying Party, all Information of the Supplying Party, and any copies thereof, to the Supplying Party upon such termination. At the time of return by the Receiving Party to the Supplying Party of said Information, the Receiving Party shall also permanently destroy all electronically stored records of such Information.

     (g) Nothing contained herein shall be construed as restricting or creating any liability for the disclosure, communication or use of Information that:

          (i) is or becomes publicly known through no wrongful act of the Receiving Party or its employees or agents;

          (ii) is received from a party who is under no obligation to the Supplying Party with respect thereto, without restriction and without breach of this Agreement;

          (iii) is disclosed pursuant to governmental or judicial requirements; provided, however, that prior to any such disclosure the Receiving Party shall provide notice of its intention to do so.

     (h) Notwithstanding anything contained herein to the contrary, the obligations of confidentiality and non-disclosure shall survive termination of this Agreement and the Operating Agreement.

     Section 8.4 Non-Competition; Right to Acquire Competing Business.
                 ---------------  ----- -- ------- --------- --------

     (a) During the term of this Agreement, each party agrees that it will not, and that it will cause each of its Subsidiaries, and use its best efforts to cause each of its other Affiliates not to, directly or indirectly, other than pursuant to and in accordance with the express terms and conditions of any Venture Document, at any time prior to the earlier of (A) the termination of the Venture in accordance with the terms of this Agreement or (B) a purchase by either party of all of the Interest in the Venture of the other party, engage in, develop or enter into, through acquisition or otherwise, any type of arrangement or agreement regarding the provision of Investment Advisory Services; provided that this provision shall not prohibit a party from owning de minimis amounts of capital stock of a publicly traded company. Notwithstanding the foregoing, this non-compete provision shall terminate with respect to EVEREN if, after the Second Closing, both of the following conditions are met: (i) EVEREN Holdings' Ownership Percentage is less than 50%, and (ii) the percentage of annualized Venture Revenues for the preceding six month period attributable to EVEREN exceeds 50% of the Venture Revenues. Notwithstanding any provision contained in this Section 8.4(a), nothing contained in this Section 8.4 shall prevent WFBS, Wheat, the Venture or any Affiliate of the Venture from entering into an agreement or arrangement relating to Investment Advisory Services for purposes of admitting an Additional Joint Venture Member, subject to the provisions of Section 9.4(b).

     (b) If EVEREN or any Subsidiary thereof acquires a Broker-Dealer Firm with a division that provides Investment Advisory Services, the Venture shall have the exclusive option following the closing of such acquisition of such Broker-Dealer Firm to acquire such division (the "Purchase Option"). The purchase price (the "Option Price") for the Purchase Option shall be the Fair Market Value of such division. The Venture shall notify EVEREN within 10 Business Days of the closing of such acquisition of its interest in exercising the Purchase Option in which event the Venture and EVEREN shall proceed in the determination of Fair Market Value. The Venture shall notify EVEREN within 20 Business Days after the determination of Fair Market Value of the Venture's intent to exercise its Purchase Option. EVEREN shall have the right to require the Venture to pay the Option Price in Interests, valued at their Current Market Price; provided, however, that if payment of the Option Price in Interests would increase the Ownership Percentage of EVEREN and its Subsidiaries to more than 50% or that percentage that is equal to the Ownership Percentage held by WFBS at that time, the Venture shall have the right to prorate the Option Price between Membership Interests and cash, so that the portion of the Option Price paid in Membership Interests would increase the Ownership Percentage of EVEREN and its Subsidiaries to 50% or that percentage that is equal to the Ownership Percentage held by WFBS at such time, with the balance of the Option Price paid in cash; further provided, that in the event EVEREN or a Subsidiary thereof shall have paid cash for the acquisition of the Broker-Dealer Firm, EVEREN shall have the right to require the Venture to pay the Option Price in cash. If the Venture does not elect to exercise the Purchase Option, EVEREN's operation of such division of the acquired Broker-Dealer Firm shall not violate Section 8.4(a); provided that all other provisions of this Agreement shall remain in effect.

     Section 8.5 Income Tax Liabilities of Mentor. The income and other tax items of Mentor and its Subsidiaries (the "Mentor Companies") for all periods ending on or before the Initial Closing Date shall be included in the consolidated federal income tax return of the affiliated group of which WFBS is the common parent. Notwithstanding that Mentor shall be merged into the Venture, WFBS shall be responsible for the payment of, shall hold the Venture harmless from, and shall be entitled to any refund of (i) any income taxes of the Mentor Companies for all periods ending on or before the Initial Closing Date and (ii) any interest, penalties, and additions to taxes imposed with respect to any such income taxes.

     Section 8.6 No Commitments. Each party agrees that, except for the liabilities to be assumed by the Venture pursuant to this Agreement and the other Venture Documents or as provided or permitted hereby or thereby, neither it nor any of its Subsidiaries will take, without prior written consent of the other parties, any action that will commit or bind the Venture or any other partner thereof to any act, agreement, contract or undertaking of any kind or nature whatsoever.

                                   ARTICLE 9
                                   ------- -
                  CERTAIN COVENANTS AND AGREEMENTS REGARDING
                              INTERESTS IN MENTOR
                              --------- -- ------

     Section 9.1 Restrictions on Transfer. Any sale, transfer, assignment or other disposition (collectively a "Disposition") of an Interest shall be void ab initio unless consummated in accordance with the terms of this Agreement and the Operating Agreement.

     (a) Right of First Refusal. Prior to a Venture IPO, any proposed Disposition of Membership Interest shall be subject to the following; provided, however, that EVEREN Holdings shall have the option under this Section 9.1(a) to acquire Interests held by WFBS only if EVEREN Holdings' Ownership Percentage at such time is equal to the lesser of 40% or WFBS' Ownership Percentage:

          (i) If either WFBS or EVEREN Holdings shall receive a bona fide offer for the purchase of any or all of its Interests that it desires to accept, then it (the "Selling Member") shall give notice to the Venture and the other Member (the "Non-Selling Member") of such proposed Disposition (the "Disposition Notice"). The Disposition Notice shall describe the proposed transferee, the number of Interests proposed to be transferred (the "Offered Interests"), the price per Interest and all other material terms and conditions of the proposed Disposition, and shall also be accompanied by a copy of the bona fide offer.

          (ii) For a period of 20 consecutive Business Days following the receipt of the Disposition Notice (the "Initial Option Period"), the Venture shall have the irrevocable option to purchase the Offered Interests at the price and on the terms specified in the Disposition Notice. If the Venture exercises the option to purchase all of the Offered Interests as specified above, then a closing with respect to such purchase shall be held within 15 Business Days of the expiration of the Option Period.

          (iii) If the Venture does not exercise its option to purchase all of the Offered Interests as specified above, then, for a period of five consecutive Business Days following the expiration of the Initial Option Period (the "Second Option Period"), the Non-Selling Member shall have the irrevocable option to purchase the Offered Interests at the price and on the terms specified in the Option Notice. If the Non-Selling Member exercises its option to purchase all of the Offered Interests, then a closing with respect to such purchase shall be held within 15 Business Days of the expiration of the Second Option Period.

          (iv) Subject to the foregoing, the Selling Member may, within 90 days after the expiration of the five Business Day period referred to above, transfer the Offered Interests to the transferee(s) identified in the Disposition Notice at a price and on terms no less favorable to the Selling Member than specified in the Disposition Notice. However, if such Disposition is not consummated within such 90-day period, the Selling Member shall not transfer any of the Offered Interests as have been purchased within such period without again complying with all of the provisions of this Section 9.1(a).

     (b) Tag Along Right. Within 10 Business Days of receipt of a bona fide third-party offer to purchase, in the aggregate, more than 50% of the outstanding Membership Interest, the Venture, WFBS and/or EVEREN Holdings (as such, the "Selling Party"), as the case may be, shall give notice (the "Disposition Notice") to each non-Selling Party setting forth (i) the number of Interests proposed to be transferred by the Selling Party (the "Offered Interests"), (ii) the anticipated date of the proposed Disposition and the names and addresses of the proposed transferees, and (iii) the material terms of the proposed Disposition. Upon receipt of a Disposition Notice, each non-Selling Party may elect to participate in the proposed Disposition by delivering written notice to the Selling Party within 10 Business Days after the receipt of such Disposition Notice. Each non-Selling Party shall have the right (the "Tag Along Right") to sell to the proposed transferee(s), as a condition to such Transfer by the Selling Party, at the same price per Interest and on the same terms and conditions as are specified in the Disposition Notice, the same Ownership Percentage owned by the non-Selling Party as the Offered Interests represent with respect to the Interests owned by the Selling Party immediately prior to the Disposition of any of the Offered Interests to the proposed transferee(s). The Selling Party shall be entitled to sell in the proposed Disposition the balance of the Offered Interests proposed to be so sold. The Selling Party shall use its best efforts to obtain the agreement of the prospective transferee(s) to the participation of the non-Selling Party in any proposed Disposition and shall not transfer any Interests to such prospective transferee(s) unless such prospective transferee(s) allows the participation of the non-Selling Party on the terms specified in the Disposition Notice. Subject to the foregoing, the Selling Party may, within 90 days after the expiration of the 10 day period referred to above, transfer the Offered Interests (reduced by the number of Interests with respect to which the non-Selling Party has elected to participate, if any) to the transferee(s) identified in the Disposition Notice at a price and on the terms no more favorable to the Selling Party than specified in the Disposition Notice. However, if such Disposition is not consummated within such 90 day period, the Selling Party shall not transfer any of the Offered Interests as have not been purchased within such period without again complying with all of the provisions of this Section 9.1(b).

     (c) Drag Along Right. If either WFBS or the Venture receives a bona fide third-party offer to purchase more than 50% of the outstanding Membership Interest, such party receiving the bona fide offer may require the Non-Selling Members to offer, and the Non-Selling Members hereby agree to sell (the "Drag Along Right"), up to all of their Interests in accordance with the terms of the bona fide third-party offer. The Drag Along Right shall terminate for all parties at any time EVEREN's Ownership Percentage is equal to the lesser of 40% or WFBS's Ownership Percentage.

     (d) Opinion of Counsel. No Dispositions of Interests will be permitted hereunder if, in the opinion of counsel to the Venture, such Disposition would violate any applicable state or federal securities law.

     Section 9.2 Minimum Ownership. Notwithstanding anything in this Agreement to the contrary, WFBS hereby agrees and covenants that it will maintain a minimum Ownership Percentage of 30% during the term of this Agreement. EVEREN Holdings hereby agrees and covenants that it will maintain a minimum Ownership Percentage of 20% during the term of this Agreement. The respective minimum Ownership Percentages shall be reduced proportionately for any subsequent issuances of Interests by the Venture.

     Section 9.3 Limitations on Transfer. Following a Venture IPO and subject to the provisions of Section 9.2, EVEREN Holdings may sell in any three-month period the amount of Interests that would be permitted by Rule 144(f) under the Securities Act; provided, that with respect to privately negotiated transactions, the Venture and WFBS shall have the right of first refusal to acquire any Interests for which EVEREN Holdings shall have obtained a bona fide offer to purchase, as provided in Section 9.1(a).

     Section 9.4 Extraordinary Events. (a) At such time as EVEREN's Ownership Percentage is at least 40% or such lower ownership held by WFBS, the parties agree that the Venture shall not, and the Venture shall not cause any of the Venture Entities to, take any action set forth below without first obtaining the approval of a majority of each of (i) the EVEREN nominees to the Management Committee and (ii) the WFBS nominees to the Management Committee:

          (A) merge or consolidate with any corporation or other entity, or sell, lease, transfer, distribute or otherwise dispose of all or substantially all of its assets (including capital stock of its Subsidiaries) to any other person; or

          (B) approve an Additional Joint Venture Member.

     (b) The parties agree that the Venture shall not take any action referred to in subsection (a) above without, if so requested by EVEREN, obtaining the opinion of an investment banking firm that the taking of such action is fair to the Members of the Venture from a financial point of view.

                                  ARTICLE 10
                                  ------- --
                             TERM AND TERMINATION
                             ---- --- -----------

     Section 10.1 Term. This Agreement shall remain in full force and effect for a period beginning as of the date hereof and continuing until the third anniversary of the Money Market Conversion Date; provided, however, that all Interests held by EVEREN Holdings shall be callable by the Venture at no cost to the Venture, if the Money Market Conversion Date has not occurred as of the close of business on December 31, 1996. Following the third anniversary of the Money Market Conversion Date, this Agreement shall continue in full force and effect until termination pursuant to this Article.

     Section 10.2 Voluntary Termination. Following the third anniversary of the Money Market Conversion Date, either WFBS or EVEREN may voluntarily terminate this Agreement by providing the other parties 24 months prior written notice.

     (a)  In the event EVEREN terminates this Agreement in accordance with this
Section 10.2, if the annualized Venture Revenues attributable to EVEREN decline, both absolutely and in proportion to the annualized Venture Revenues attributable to WFBS, between (i) the date upon which EVEREN delivers notice of termination (the "Notice Date") and (ii) the date of termination (the "Termination Date") (which shall be no earlier than 24 months after the Notice
Date), WFBS shall have the option (the "True-Up Option") to purchase that number of EVEREN Holdings' Interests that reduces EVEREN Holdings' Ownership Percentage to the percentage of total Venture Revenues attributable to EVEREN on the Termination Date. For purposes of this Section 10.2, annualized Venture Revenues attributable to EVEREN shall not include Venture Revenues attributable to EVEREN Clients invested in the Mentor Money Market Funds. The purchase price for all Interests subject to the True-Up Option shall equal the sum of $1.00 plus any undistributed net after tax profits of the Venture accrued as of the Termination Date and attributable to such Interests (the "Exit Price"). If EVEREN delivers the notice of termination prior to a Venture IPO, WFBS also shall have the option to purchase any remaining Interests held by EVEREN Holdings at such Interests' Current Market Price. The closing with respect to such purchase shall occur within 15 days of the exercise of the foregoing option.

     (b) If (i) WFBS terminates this Agreement in accordance with this Section 10.2, (ii) the annualized Venture Revenues attributable to WFBS decline between the Notice Date and the Termination Date, both absolutely and in proportion to the annualized Venture Revenues attributable to EVEREN and (iii) EVEREN Holdings' Ownership Percentage is at least 40% or such lower Ownership Percentage held by WFBS as of the Notice Date, EVEREN shall have a True-Up Option, as described in the preceding paragraph, to purchase, at the Exit Price, that number of WFBS' Interests that reduces WFBS' Ownership Percentage to the percentage of total Venture Revenues attributable to WFBS on the Termination Date. For purposes of this Section 10.2(b), annualized Venture Revenues attributable to WFBS shall not include revenues attributable to Wheat Clients invested in Mentor Money Market Funds. The closing with respect to such purchase shall occur within 15 days of the exercise of the foregoing option.

     Section 10.3 Termination Upon Change of Control. Upon a Change of Control of WFBS or EVEREN after the Money Market

Conversion Date, the party with respect to which the Change of Control has occurred may terminate this Agreement by providing, within 20 Business Days of the Change of Control, 120 days prior written notice to the other party. If either party terminates this Agreement (as such, a "Terminating Party") upon a Change of Control as provided in this Section 10.3, the other party shall have the option, for a period of 60 days following receipt of the notice of termination, to purchase at the Exit Price all Interests held by the Terminating Party. The closing with respect to such purchase shall occur within 15 days of the exercise of the foregoing option.

                                  ARTICLE 11

                               CHANGE OF CONTROL

     Section 11.1 Look Back Option. If (i) a Change of Control occurs with respect to either WFBS or EVEREN (as such, the "Target"), (ii) the Target elects not to terminate this Agreement pursuant to Section 10.3, and (iii) between the date of the Change of Control of the Target and the date of the second anniversary of such Change of Control, the annualized Venture Revenues attributable to the Target decline both absolutely and in proportion to the annualized Venture Revenues attributable to the other party, the other party shall have the option to purchase, for a period of 60 days following the second anniversary date of the Change of Control, at the Exit Price, that number of the Target's Interests so that the Target's Interests remaining after the exercise of the option are proportionate to the percentage of the Venture Revenues attributable to the Target as of the second anniversary of the date of Change of Control. The closing with respect to such purchase shall occur within 15 days of the notice of exercise of the option.

                                  ARTICLE 12

                                 MISCELLANEOUS

     Section 12.1 Survival of Representations and Warranties. The statements, representations, warranties, agreements and undertakings contained in this Agreement or any Schedule shall not survive the Initial Closing.

     Section 12.2 Expenses. Each of the parties hereto shall pay the fees and expenses of its respective counsel, accountants and other experts and shall pay all other expenses incurred by it in connection with the negotiation, preparation and execution of the Venture Documents and the consummation of the transactions contemplated by this Agreement.

     Section 12.3 Press Release. No press release or other public disclosure with respect to this Agreement or the transactions hereby contemplated shall be issued by EVEREN, WFBS or the Venture without their mutual consent, which consent shall not be unreasonably withheld or delayed by either party, and any such press release or other public disclosure shall be subject, in any event, to the requirements of applicable law or stock exchange regulations; provided, however, that if EVEREN is required by law to issue a press release or other public disclosure with respect to this Agreement or the operation of the Venture, EVEREN shall consult with the Venture and WFBS as to the content of such press release or other public disclosure before it is issued.

     Section 12.4 Entire Agreement. This Agreement and the Schedules, and other documents and agreements contemplated hereby contain the entire agreement between the parties hereto with respect to the subject matter hereof and supersede and cancel all prior agreements with respect thereto. There are no restrictions, promises, representations, warranties, agreements or undertakings of any of the parties hereto with respect to the transactions contemplated hereby other than those set forth herein or therein or made hereunder or thereunder.

     Section 12.5 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

     Section 12.6 No Third Party Beneficiaries. Except for Section 8.5, Section 9.1, and Article 4 to the extent they relate to the Venture, nothing in this Agreement, express or implied, is intended to confer, nor shall anything herein confer, on any person other than the parties hereto and the respective successors or permitted assigns of the parties hereto, any rights, remedies, obligations or liabilities.

     Section 12.7 Amendment or Modification. This Agreement may not be amended, modified or supplemented by the parties hereto in any manner, except by an instrument in writing signed on behalf of each of the parties hereto by their duly authorized officers or representatives.

     Section 12.8 Waiver. Any of the conditions to Initial Closing set forth in this Agreement may be waived at any time prior to or at the Initial Closing hereunder by the party entitled to the benefit thereof. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.

     Section 12.9 Non-Assignability. This Agreement, the Exhibits hereto and the other documents contemplated hereby shall not be assignable by any party hereto without the prior written consent of the other party hereto.

     Section 12.10 Severability. If any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid or unenforceable in any jurisdiction, such determination shall not affect the validity or enforceability of the remaining provisions of this Agreement in such jurisdiction or affect the validity or enforceability of such provision in any other jurisdiction.

     Section 12.11 Governing Law. This Agreement shall be governed by, and be construed in accordance with, the law of the Commonwealth of Virginia without reference to choice of law principles.

     Section 12.12 Dispute Resolution. (a) Unless the parties shall mutually agree to an alternative method of dispute resolution, any dispute, claim or controversy arising out of or relating to this Agreement or any other Venture Document, or the interpretation or breach thereof, shall be referred to arbitration under the rules of the American Arbitration Association, to the extent such rules are not inconsistent with this paragraph (a). Judgment upon the award of the arbitrators may be entered in any court having jurisdiction thereof or such court may be asked to judicially confirm the award and order its enforcement, as the case may be. The demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter in question has arisen, and in any event shall not be made after the date when institution of legal or equitable proceedings, based on such claim, dispute or other matter in question, would be barred by the applicable statute of limitations.

     (b) The arbitration panel shall consist of three arbitrators, one of whom shall be appointed by each party hereto. The two arbitrators thus appointed shall choose the third arbitrator; provided, however, that if the two arbitrators are unable to agree on the appointment of the third arbitrator, either arbitrator may petition the American Arbitration Association to make the appointment.

     (c) The place of arbitration shall be Washington, D.C.

     (d) Notwithstanding the foregoing, no arbitration panel shall have any power to terminate or dissolve the Venture.

     Section 12.13 Notices. All communications hereunder shall be in writing and shall be deemed to have been duly given if signed by the respective persons giving them (in the case of any corporation the signature shall be by an appropriate officer thereof) and delivered by hand, or sent by registered mail, return receipt requested, or reliable courier, or by telex, telecopier, telegram or cable to the following addresses:

          If to WFBS or Mentor:

               Mentor Investment Group, Inc.
               Riverfront Plaza, East Tower
               901 East Byrd Street
               Richmond, Virginia 23219

               Telecopier No.:  (1) (804) 782-3510
               Telephone No.:   (1) (804) 782-3286
               Attention:  Daniel J. Ludeman
                           Managing Director

          With a copy to:

               Hunton & Williams
               951 East Byrd Street
               Richmond, Virginia 23219-4074
               Attention: David M. Carter, Esq.

               Telecopier No.:  (804) 788-8218
               Telephone No.:   (804) 788-8200

          If to EVEREN:

               EVEREN Capital Corporation
               77 West Wacker Drive
               Chicago, Illinois 60601-1694
               Attention:  Arthur J. McGivern
                           Senior Executive Vice President

               Telecopier No.:  (312) 574-8823
               Telephone No.:   (312) 574-5704

          With a copy to:

               Bell, Boyd & Lloyd
               Three First National Plaza
               Suite 3300
               70 West Madison Street
               Chicago, Illinois 60602
               Attention: Cameron S. Avery, Esq.

               Telecopier No.:  (312) 372-2098
               Telephone No.:   (312) 372-1121

By written notice to the other party, a party may change the address to which notices shall be directed.

     Section 12.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have Caused this Agreement to be executed as of the date and year first above written.

                                       WHEAT FIRST BUTCHER SINGER, INC.

                                       By /s/ Marshall B. Wishnack
                                         ---------------------------------------
                                         Name: Marshall B. Wishnack
                                         Title: Chairman and CEO

                                       WHEAT FIRST SECURITIES, INC.

                                       By /s/ Marshall B. Wishnack
                                         ---------------------------------------
                                         Name: Marshall B. Wishnack
                                         Title: Chairman and CEO

                                       MENTOR INVESTMENT GROUP, INC.

                                       By /s/ Daniel J. Ludeman
                                         ---------------------------------------
                                         Name: Daniel J. Ludeman
                                         Title: Chairman and CEO

                                       EVEREN CAPITAL CORPORATION

                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       EVEREN SECURITIES HOLDINGS, INC.

                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       EVEREN SECURITIES, INC.

                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       EVEREN CLEARING CORP.

                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

                                       WHEAT FIRST BUTCHER SINGER, INC.

                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       WHEAT, FIRST SECURITIES, INC.

                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       MENTOR INVESTMENT GROUP, INC.

                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       EVEREN CAPITAL CORPORATION

                                       By /s/ Arthur J. McGivern
                                         ---------------------------------------
                                         Name: Arthur J. McGivern
                                         Title: Senior Executive Vice President

                                       EVEREN SECURITIES HOLDINGS, INC.

                                       By /s/ Arthur J. McGivern
                                         ---------------------------------------
                                         Name: Arthur J. McGivern
                                         Title: Authorized Signer

                                       EVEREN SECURITIES, INC.

                                       By /s/ Arthur J. McGivern
                                         ---------------------------------------
                                         Name: Arthur J. McGivern
                                         Title: Senior Executive Vice President

                                       EVEREN CLEARING CORP.

                                       By /s/ Arthur J. McGivern
                                         ---------------------------------------
                                         Name: Arthur J. McGivern
                                         Title: Authorized Signer

                                                                 Schedule l.l(a)
                            OPERATING AGREEMENT
                                      OF
                        MENTOR INVESTMENT GROUP, L.L.C.

                        DATED AS OF _______ ___, 1996

                               TABLE OF CONTENTS
                                                             Page

                                   ARTICLE 1

                                  DEFINITIONS

1.1. Defined Terms ............................................  1

                                   ARTICLE 2

                             FORMATION OF COMPANY

2.1. Formation.................................................  4
2.2. Name, Office and Registered Agent.........................  4
2.3. Governing Law.............................................  4
2.4. Purpose...................................................  4
2.5. Term......................................................  4


                                   ARTICLE 3

                             CAPITAL CONTRIBUTIONS

3.1. Capital Requirements of the Company.......................  6
3.2. Failure to Make Additional Capital Contributions..........  7
3.3. Withdrawal of Capital.....................................  9
3.4. No Interest...............................................  9

                                   ARTICLE 4

                       RIGHTS AND OBLIGATIONS OF MEMBERS

4.1. Members...................................................  9
4.2. Voting Rights; Management Rights..........................  9
4.3. Other Activities..........................................  9
4.4. No Right to Withdraw......................................  9
4.5. Places of Meetings........................................  9
4.6. Special Meetings.......................................... 10
4.7. Notice of Meetings........................................ 10
4.8. Quorum.................................................... 10
4.9. Voting.................................................... 10

                                   ARTICLE 5

                             MANAGEMENT; OFFICERS

5.1. Management Committee; Executive Committee................. 11
5.2. Voting by Management Committee and Executive
     Committee................................................. 13
5.3. Appointment and Removal................................... 14

 5.4.     Meetings of the Management Committee and the
          Executive Committee.................................. 14
 5.5.     Meetings by Means of Conference Telephone............ 15
 5.6.     Other Committees..................................... 15
 5.7.     Officers............................................. 16
 5.8.     Indemnification of Managers and Others............... 18

                                        ARTICLE 6

                        MEMBER INDEMNIFICATION AND OTHER VENTURES

 6.1.     Indemnification...................................... 21

                                        ARTICLE 7

                           ACCOUNTING, TAX AND FISCAL MATTERS

 7.1.     Fiscal Year.......................................... 22
 7.2.     Books of Account..................................... 22
 7.3.     Audits; Inspection of Books and Records.............. 23

                                        ARTICLE 8

                              ALLOCATIONS AND DISTRIBUTIONS

 8.1.     Definitions.......................................... 23
 8.2.     Capital Accounts; Distributions; Allocations......... 24
 8.3.     Distributions........................................ 26
 8.4.     No Right to Distributions in Kind.................... 26
 8.5.     Limitations on Return of Capital Contributions....... 26
 8.6.     Distributions Upon Liquidation....................... 27
 8.7.     Substantial Economic Effect.......................... 27

                                        ARTICLE 9

                                        TRANSFERS

 9.1.     Restrictions on Transfers/Encumbrances............... 27

                                       ARTICLE 10

                                      MISCELLANEOUS

10.1.      Fixing Record Date.................................. 28
10.2.      Voting of Shares Held............................... 28
10.3.      Applicable Laws..................................... 29
10.4.      Modification........................................ 29
10.5.      Arbitration......................................... 29
10.6.      Amendment and Notice................................ 29
10.7.      Severability........................................ 31
10.8.      Captions............................................ 31
10.9.      Burden and Benefit Upon Successors.................. 31

Schedule 3.1 - Percentage Interests of Members

                              OPERATING AGREEMENT
                              -------------------

          THIS OPERATING AGREEMENT of MENTOR INVESTMENT GROUP, L.L.C., a Virginia limited liability company (the "Company"), is made as of this ___ day of ______, 1996, by and between WHEAT FIRST BUTCHER SINGER, INC., a Virginia corporation ("WFBS"), and EVEREN SECURITIES HOLDINGS, INC., a Delaware corporation ("EVEREN Holdings") (each of such entities a "Member" and collectively, the "Members"), recites and provides as follows:

                                   RECITALS
                                   --------

          l. WFBS and EVEREN desire to enter into a strategic alliance whereby, as a preferred provider, the Company will offer asset management services, including money market funds, mutual funds and private account management, to the clients of Wheat, First Securities, Inc., EVEREN Securities, Inc. ("EVEREN Securities") and EVEREN Clearing Corp. ("EVEREN Clearing").

          2. In recognition of the mutual growth opportunities offered by this strategic alliance, EVEREN and WFBS desire for EVEREN Holdings to acquire and maintain an equity investment in Mentors

          3. In order to accomplish these objectives, WFBS and EVEREN have entered into a Joint Venture Agreement dated as of July ___, 1996.

          4. WFBS and EVEREN Holdings desire to enter into this Agreement to set forth the terms and conditions pursuant to which the Company will be operated.

                                   ARTICLE 1
                                   ---------

                                  DEFINITIONS
                                  -----------

           Section 1.1. Defined Terms. In this Agreement, except where the context otherwise requires:

           "Act" shall mean the Virginia Limited Liability Act, as amended.

           "Affirmative Vote of Management Committee" shall have the meaning set forth in Section 5.1.

           "Agreement" shall mean this Operating Agreement, as it may be amended from time to time.

           "Capital Account" shall have the meaning set forth in Section 8.l(A).

          "Capital Contributions" shall have the meaning set forth in Section
3.1.

          "Code" shall have the meaning set forth in Section 8.1(B).

          "Company" shall mean Mentor Investment Group, L.L.C.

          "Company Minimum Gain" shall have the meaning set forth in Section 8.1(C).

          "Defaulting Member" shall have the meaning set forth in Section
3.2(a).

          "Default Rate" shall have the meaning set forth in Section 3.2(d).

          "Event of Bankruptcy" shall have the meaning set forth in Section
2.5.

          "EVEREN" shall mean EVEREN Capital Corporation, a Delaware corporation.

          "EVEREN Clearing" shall mean EVEREN Clearing Corp., a Delaware corporation, and a wholly-owned subsidiary of EVEREN Securities.

          "EVEREN Holdings" shall mean EVEREN Securities Holdings, Inc., a Delaware corporation, and a wholly-owned subsidiary of EVEREN.

          "EVEREN Securities" shall mean EVEREN Securities, Inc., a Delaware corporation, and a wholly-owned subsidiary of EVEREN Holdings.

          "Executive Committee" shall have the meaning set forth in Section
5.1.

          "Indemnifying Member" shall have the meaning set forth in Section 6.1.

          "Liquidating Agent" shall have the meaning set forth in Section
2.5(b).

          "Loss" shall have the meaning set forth in Section 8.2(c)(6).

          "Management Committee" shall have the meaning set forth in Section
5.1.

          "Manager" shall have the meaning set forth in Section 5.1.

     "Material Decisions" shall have the meaning set forth in Section 5.1.

     "Member" or "Members" shall mean WFBS and EVEREN.

     "Member Nonrecourse Debt Minimum Gain" shall have the meaning set forth in
Section 8.1(D).

     "Members' Management Group" shall have the meaning set forth in Section
5.1.

     "Membership Interest" or "Membership Interests" shall mean the ownership interest of a Member in the Company, described as a percentage set forth on
Schedule 3.1 hereto, and the right of such Member to any and all the benefits to which such Member may be entitled as provided in this Agreement and in the Act, together with the obligations of such Member to comply with all the provisions of this Agreement and of the Act.

     "Membership Notice" shall have the meaning set forth in Section
3.2(b).

     "Mentor" means Mentor Investment Group, Inc., a Virginia corporation.

     "Ownership Percentage" shall mean, with respect to any party, the proportion of all outstanding Membership Interests, expressed as a percentage, held by such party.

     "Percentage Interest" shall have the meaning set forth in Section
8.2(b).

     "Profit" shall have the meaning set forth in Section 8.2(c)(6).

     "Redemption Price" shall have the meaning set forth in Section
3.2(a).

     "Regulations" shall have the meaning set forth in Section 8.1(E).

     "Removing Member" shall have the meaning set forth in Section 5.3.

     "Tax Matters Member" shall have the meaning set forth in Section
7.2.

     "Triggering Event" shall have the meaning set forth in Section 2.5.

     "Venture Agreement" shall mean the Joint Venture Agreement between WFBS, WFS, Mentor and EVEREN, EVEREN Holdings, EVEREN Securities and EVEREN Clearing dated as of July __, 1996.

     "WFBS" shall mean Wheat First Butcher Singer, Inc., a Virginia corporation.

     "WFS" shall mean Wheat, First Securities, Inc., a Virginia corporation.

                                   ARTICLE 2

                             FORMATION OF COMPANY

     Section 2.1. Formation. The Members hereby acknowledge the formation of the Company as a limited liability company pursuant to the Act by virtue of the Articles of Organization dated _____, 1996. The rights and liabilities of the Members shall be as provided in the Act and as otherwise provided herein.

     Section 2.2. Name, Office and Registered Agent. The name of the Company shall be Mentor Investment Group, L.L.C. The principal place of business of the Company shall be located at 901 East Byrd Street, Richmond, Virginia 23219. The registered agent of the Company for purposes of the Act (as defined in Section 1.2) is David M. Carter, Esq., who is a resident of Virginia and a member of the Virginia State Bar and whose address is 951 East Byrd Street, Richmond, Virginia 23219. The registered agent's sole duty as such is to forward to the Company at its principal office and place of business any notice that is served on him as registered agent.

     Section 2.3. Governing Law. This Agreement and all questions with respect to the rights and obligations of the Members, the construction, enforcement and interpretation hereof, and the formation, administration and termination of the Company shall be governed by the provisions of the Act, and other applicable laws of the Commonwealth of Virginia.

     Section 2.4. Purpose. The nature of the Company's business shall be to engage in investment advisory and asset management activities in North America.

     Section 2.5. Term. (a) The term of the Company shall continue in full force and effect until July ____, 2096, except that the Company shall be dissolved upon the first to occur of any of the following events (a "Triggering Event"):

          (i) The unanimous determination in writing of the holders of all of the Membership Interests to dissolve and terminate the Company;

          (ii) The entry of a decree of judicial dissolution under Section 13.1-1047 of the Act; or

          (iii) The occurrence of (A) the filing of a petition for relief as to a Member as debtor or bankrupt under the Bankruptcy Code of 1978 or other similar provision of law of any jurisdiction (except if such petition is contested by such Member and has been dismissed within 90 days); (B) the insolvency of such Member as finally determined by a court proceeding; (C) the filing by such Member of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Member or a substantial part of its assets; (D) the commencement of any proceedings relating to such Member as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter commenced, if such Member indicates its approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Member and has not been finally dismissed within 90 days ((A), (B), (C) and (D) collectively, an "Event of Bankruptcy"); (E) the dissolution of a Member; or (F) any other event that terminates the membership of a Member; unless there are at least two remaining Members and, within 90 days of the occurrence of any event identified in this subsection (iii), Members representing at least a majority of the remaining Membership Interest agree to continue the business of the Company, in which event the Company shall not be dissolved and the Company and the business of the Company shall be continued; provided that if any Member is a partnership or a limited liability company on the date of such occurrence, the dissolution of such Member as a result of an Event of Bankruptcy or dissolution of a partner or member in such partnership or limited liability company, as the case may be, shall not be an event of dissolution of the Company if the business of such Member is continued by its remaining partner(s) or member(s), as the case may be, either alone or with additional partners or members and such Member and such partners or members comply with any other applicable requirements of this Agreement.

     (b) Upon the dissolution of the Company for any reason, WFBS as the Liquidating Agent of the Company (collectively, in such capacity, the "Liquidating Agent"), shall proceed promptly to wind up the affairs of and liquidate the Company. Except as otherwise provided in this Agreement, the Members shall continue to share distributions and tax allocations during the period of liquidation in the same manner as before the dissolution.

Subject to the provisions of Section 8.6, the Liquidating Agent shall have reasonable discretion to determine the time, manner and terms of any sale or sales of Company's property pursuant to such liquidation.

     (c) Notwithstanding any other provisions of this Agreement, in the event that the "Money Market Conversion Date" (as such term is defined in the Venture Agreement) has not occurred as of the close of business on December 31, 1996, the Company shall have the right to call the Membership Interest held by EVEREN Holdings at no cost to the Company, and if such Membership Interest is called, EVEREN Holdings shall forfeit such Membership Interest.

                                   ARTICLE 3
                             CAPITAL CONTRIBUTIONS

     Section 3.1. Capital Requirements of the Company. (a) The original capital contributions of the Members shall be as set forth in Schedule 3.1. Subject to Section 3.1(c), the Management Committee shall determine whether, and to what extent, the Members shall contribute additional amounts to the capital of the Company (the "Capital Contributions"). The Management Committee also shall determine when such Capital Contributions are due and in what form they shall be made. The right of the Management Committee to provide for any Capital Contributions shall not be construed as conferring any rights or benefits upon any person not a party to this Agreement.

     (b) In the event of a determination by the Management Committee that the Members shall make Capital Contributions in accordance with Section 3.1(a), the Management Committee shall offer to the Members the opportunity to make Capital Contributions in order to maintain their Percentage Interest, except as provided in the Venture Agreement. The Members shall have 10 business days following receipt of notice that they may make Capital Contributions to notify the Management Committee in writing of their decision whether or not to make such Capital Contributions. Thereafter, the Management Committee shall notify the Members of the amount of their required Capital Contribution and the date such Capital Contributions shall be due.

     (c) In the event the Management Committee determines that the Members shall make Capital Contributions in accordance with Section 3.1(a) and notwithstanding the provisions of Section 3.1(b), each Member shall be required to make Capital Contributions equal to the aggregate amount of previous distributions to such Member during the 60-month period prior to the Management Committee's determination to require a Capital

Contribution, other than such distributions to such Member pursuant to Section 8.3(b).

     Section 3.2. Failure to Make Additional Capital Contributions. (a) In the event that any Member fails to contribute to the Company all or any portion of a Capital Contribution agreed upon by such Member in accordance with Section 3.1(b) or required to be made by such Member pursuant to Section 3.1(c) within 10 days after the date scheduled for such contribution, such Member shall be deemed to be in default hereunder (a "Defaulting Member"), and the Company shall have the option, in addition to any other rights or remedies available to it, exercisable in the sole discretion of the Management Committee, by written notice from the Company to the Defaulting Member given within 15 days after the occurrence of such default, to redeem such Defaulting Member's Membership Interest in the Company, including, without limitation, all cash and other distributions and all Profits and Losses (as determined in accordance with Article 8) attributable to such interest which have not previously been distributed (or allocated in a tax return filed by the Company) to the Defaulting Member (and, regardless of whether such option is exercised, the Defaulting Member shall have no right to receive such present or future distributions and Profits and Losses of the Company, but any successors to his interest shall receive the benefits of the same) by paying to the Defaulting Member, within 10 days after exercise of its option to redeem, an amount in cash equal to $1.00 plus any undistributed net after tax profits of the Company relating to the Defaulting Member's Membership Interest (the "Redemption Price"). Any amounts forfeited by the Defaulting Member shall be allocated among the remaining Members in accordance with the provisions of Article 8 hereof. In the event of such forfeiture, this Agreement (including Schedule 3.1 hereto) shall be amended to reflect such forfeiture.

     (b) In the event that the Company does not elect to redeem a Defaulting Member's Membership Interest in the Company pursuant to paragraph (a) above, the Company shall send a written notice to that effect to each of the Members ("Membership Notice"), and the Members (excluding the Defaulting Member) shall have the option, exercisable as hereinafter provided, to purchase such Defaulting Member's Membership Interest in the Company, including, without limitation, all cash and other distributions and all Profits and Losses attributable to such interest which have not previously been distributed (or allocated in a tax return filed by the Company) to the Defaulting Member (and, regardless of whether such option is exercised, the Defaulting Member shall have no right to receive such present or future distributions and Profits and Losses of the Company, but any successor to his interest shall receive the benefits of the same), by (i) paying the Defaulting Member an amount in cash equal to the Redemption Price, and (ii) making, or undertaking to make, the additional payments to the Company required to be made by the Defaulting Member to the extent that such additional payments have not been made by the Defaulting Member. Such purchase may be made by the Members, in such proportions as they may determine, by giving notice to the Management Committee of their intent to exercise such right within 15 days after receipt of the Membership Notice. If two or more Members desire to purchase such interest, the Management Committee shall give each of them prompt notice of the names and addresses of all Members desiring to make such purchase, and if such Members are unable to agree as to the apportionment thereof within 10 days after the Management Committee has given such notice, each such Member shall be entitled to purchase that portion of the Membership Interest equal to the ratio that such Member's Membership Interest bears to the total Membership Interests owned by all Members desiring to make such purchase. Such purchase shall take place two days after the expiration of such 10-day period, and simultaneously therewith each purchasing Member shall pay to the Company his pro rata share of the amount which the Defaulting Member failed to pay.

     (c) Each Member hereby constitutes and appoints the Management Committee, and any person or entity which becomes a substitute or additional Management Committee of the Company, his agent and attorney-in-fact for the purpose of executing and delivering any and all documents necessary to convey his interest in the Company to the purchaser thereof pursuant to this Section 3.2, which power of attorney, being coupled with an interest, is irrevocable and shall survive the death, dissolution or incapacity of any Member.

     (d) Notwithstanding any of the foregoing, unless the Company elects to exercise its option to redeem the Defaulting Member's Membership Interest, in which event all further obligations of the Defaulting Member to pay the balance of his Capital Contribution shall be extinguished, the obligations of the Defaulting Member to the Company hereunder shall not be extinguished by the existence of such options, or by their exercise, but only by, and to the extent of, the payments made in the Defaulting Member's place by any Member or Members who have purchased his interest hereunder, and the Company may proceed to collect any amount due from the Defaulting Member as and when due, together with interest thereon from the date for payment stated herein at a rate equal to 2% per annum plus the rate announced from time to time by __________ Bank as its "prime" or "base" rate (the "Default Rate"), plus all costs and expenses of collection incurred by the Company (including reasonable fees and disbursements of counsel). No delay or failure to act by the Company or the Management Committee with respect to any failure by a Defaulting Member to pay any amount which he is required to pay to the Company as and when due hereunder shall constitute a waiver thereof nor shall any waiver in respect of any such non-payment impair any rights of the Company or any of the Members as to any other or subsequent failure(s) to pay by that Defaulting Member or any other Member, provided, however that any waiver of the provisions of this Section 3.2 by the Management Committee shall bind the Company and all Members.

     Section 3.3. Withdrawal of Capital. No Member shall be entitled to withdraw any part of its Capital Contribution in the Company or to receive any distribution from the Company, except as specifically provided herein. No Member shall be entitled to demand any property from the Company other than cash.

     Section 3.4. No Interest. No interest shall be paid on Capital Contributions or on the balance in each Member's Capital Account as defined in
Section 8.2(a).

                                   ARTICLE 4
                                   ---------

                       RIGHTS AND OBLIGATIONS OF MEMBERS
                       ---------------------------------

     Section 4.1. Members. The Members of the Company, and their respective Membership Interest, are listed on Schedule 3.1 attached hereto.

     Section 4.2. Voting Rights; Management Rights. Except as otherwise required by law, the Members shall not have any right to take part in the management or operation of the Company other than through the Managers appointed by the Members to the Management Committee. No Member shall, without the prior written approval of the Management Committee, take any action on behalf of or in the name of the Company, or enter into any commitment or obligation binding upon the Company, except for actions expressly authorized by the terms of this Agreement. Each Member shall have the responsibility to bring to the attention of the Management Committee all matters of major management significance to the Company.

     Section 4.3. Other Activities. Except as otherwise expressly provided herein or in the Venture Agreement, any Member may engage in or possess any interest in another business or venture of any nature and description, independently or with others, even if such activities compete directly with the business of the Company, and neither the Company nor any Member hereof shall have any rights in or to any such independent ventures or the income or profits derived therefrom.

     Section 4.4. No Right to Withdraw. Except as set forth in Article 9, no Member shall have any right to voluntarily resign or otherwise withdraw from the Company without the written consent of all the remaining Members.

     Section 4.5. Places of Meetings. All meetings of the Members shall be held at such place, either within or without the Commonwealth of Virginia, as from time to time may be fixed by the Management Committee.

     Section 4.6. Special Meetings. A special meeting of the Members for any purpose or purposes may be called at any time by the Chairman of the Management Committee or by Members holding a majority in interest of the Membership Interests and entitled to vote with respect to the business to be transacted at such meeting. At a special meeting no business shall be transacted and no action shall be taken other than that stated in the notice of the meeting.

     Section 4.7. Notice of Meetings. Written or printed notice stating the place, day and hour of every meeting of the Members and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be mailed not less than ten nor more than sixty days before the date of the meeting to each Member entitled to vote at such meeting, at its address maintained in the records of the Company by the Company's Secretary. Such further notice shall be given as may be required by law, but meetings may be held without notice if all the Members entitled to vote at the meeting are present in person or by proxy or if notice is waived in writing by those not present, either before or after the meeting.

     Section 4.8. Quorum. Any number of Members together holding at least a majority of the Membership Interests entitled to vote with respect to the business to be transacted, who shall be present in person or by telephone or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of business. If less than a quorum shall be in attendance at the time for which a meeting shall have been called, the meeting may be adjourned from time to time by a majority of the members present or represented by proxy without notice other than by announcement at the meeting.

     Section 4.9. Voting. At any meeting of the Members, each Member of a class entitled to vote on any matter coming before the meeting shall, as to such matter, have a vote, in person, by telephone or by proxy, equal to the number of Membership Interests held in its name on the date, not more than seventy days prior to such meeting, fixed by the Management Committee as the record date for the purpose of determining Members entitled to vote. Every proxy shall be in writing, dated and signed by the member entitled to vote or its duly authorized attorney-in-fact.

                                   ARTICLE 5
                                   ---------

                             MANAGEMENT; OFFICERS
                             --------------------

     Section 5.1. Management Committee; Executive Committee. There shall be a Management Committee (the "Management Committee") made up of five Managers (each, a "Manager") from WFBS and two Managers from EVEREN (each, a "Manager") (each such group of Managers being hereinafter referred to as a "Members' Management Group"), such number of Managers comprising EVEREN's Members' Management Group to represent the same proportion of the total number of Managers as EVEREN's Membership Interest down to the nearest whole number (but not less than two), which Management Committee shall have sole responsibility for managing the business and affairs of the Company, except as otherwise provided herein or in the Act. Except for any "Material Decision" (as defined in this Section), the Management Committee may delegate any of its powers or responsibilities to an executive committee which shall consist of two Managers from the WFBS Members' Management Group and one Manager from the EVEREN Members' Management Group (the "Executive Committee").

     Any action required or permitted to be taken at any meeting of the Management Committee may be taken without a meeting, if all the Managers consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings and meetings of the Management Committee.

     The Management Committee shall have the power and responsibility to make all decisions to take any of the following actions, which shall constitute material decisions ("Material Decisions") which must be made by the affirmative vote of a majority of the Management Committee, provided that at such time as EVEREN's Ownership Percentage is at least 40% (or such lower ownership held by WFBS), approval of an action set forth in (A) or (B) below shall require the affirmative vote of a majority of each of EVEREN's Members' Management Group and WFBS's Members' Management Group) (the "Affirmative Vote of the Management Committee"), or which may be delegated to the Executive Committee only by Affirmative Vote of the Management Committee (except that the power to take the actions set forth in subsections (A), (B), (Q) and (W) below may not be delegated to the Executive Committee and must be made by the Management Committee):

     (A) admit any additional Member to the Company;

     (B) merge or consolidate with any corporation or other entity, or sell, lease, transfer, distribute or otherwise dispose of all or substantially all of its assets (including capital stock of its subsidiaries) to any other person; or

     (C) prepare a budget for the succeeding business year for the Company or amend any such budget;

     (D) approve as an expenditure of the Company any expenditure incurred by any Member;

     (E) adopt or change the fiscal procedures of the Company;

     (F) adopt a general regulatory strategy or make any substantial changes therein;

     (G) create, incur or assume any indebtedness for borrowed money;

     (H) approve any independent public accountant for the Company;

     (I) create, incur or assume any guaranties of payment or performance by third parties;

     (J) create any lien upon the property of the Company, except for liens incurred in the regular course of operations, including, without limitation, mechanics' liens and liens for taxes not due;

     (K) authorize loans of money by the Company except for loans to employees of the Company for cash advances and relocation expenses in accordance with policies and procedures approved by the Management Committee from time to time;

     (L) enter into any contract, lease or other commitment not in the ordinary course of business;

     (M) enter into any license, technology transfer or technical assistance agreement;

     (N) approve any transaction with any Member or any affiliate of a Member;

     (O) change the strategic direction of the Company;

     (P) amend the Company's budget for any calendar year;

     (Q) approve any Capital Contribution, whether or not included in a budget, or the authorization or issuance of additional Membership Interests;

     (R) acquire any corporation or other entity, invest in any corporation or other entity, or acquire any portion of the assets of any corporation or other entity other than in the ordinary course of the Company's business;

     (S.) purchase any real property;

     (T.) purchase all insurance required for a business of the type conducted by the Company;

     (U.) approve the dissolution of the Company;

     (V)  approve any distributions to Members;

     (W.) approve an amendment to the Agreement;

     (X)  approve the compensation of officers of the Company; or

     (Y.) make any other decision or take any other action that could have a material effect on the conduct of the business and other affairs of the Company.

     If the Management Committee fails to make a Material Decision, the Company shall not take the action constituting such Material Decision. The failure of the Management Committee to make a Material Decision shall not be cause for dissolution of the Company.

     Section 5.2. Voting by Management Committee and Executive Committee. (a) Unless otherwise specified herein, all decisions of the Management Committee must be made by the Affirmative Vote of the Management Committee.

     (b) All decisions of the Executive Committee must be made by the affirmative vote of a majority of the Executive Committee.

     (c) A Manager shall not vote, however, and the number of outstanding votes shall be accordingly reduced when the Member represented by such Manager is affected by any of the following issues:

     (i) If a Member has caused a dissolution of the Company by its express will in contravention of this Agreement, the Managers designated by such Member shall not vote thereafter on any matter; and

    (ii) If the issue before the Management Committee is whether a Member should be expelled from the Company because of the occurrence of an event described in
Section 2.4(a), then the Managers designated by the Member under consideration for expulsion shall not vote, and the vote necessary for expulsion shall be determined as though that Member never participated in the Company.

     Except as provided in paragraphs (i) and (ii) of this Section 5.2 of this Agreement, no Manager shall be disqualified from voting on any issue, notwithstanding any interest that a

Member may have therein which differs from the interest of the Company or the other Members.

     Section 5.3. Appointment and Removal. (a) The Members hereby agree that in any and all elections of the Managers of the Company (whether at a meeting and whether by the Members of the Company or by the Management Committee), each Member shall vote or cause to be voted all of his respective Membership Interests which are owned by him or over which he has voting control, and otherwise use his respective best efforts so as to: (i) fix the number of Managers at seven as provided in Section 5.1; (ii) elect the WFBS Members' Management Group; (iii) elect the EVEREN Members' Management Group.

     (b) The Company shall provide the Members with prior notice of any intended mailing or notice to Members for a meeting in which Managers are to be elected. Each Member shall notify the Company, prior to such mailing, of the persons designated by such Member as nominees for election as Managers. If any Member shall fail to give notice to the Company as provided above, the designees then serving as Managers on behalf of such Members shall be deemed the designees for reelection.

     (c) Any Manager may be removed or replaced at any time by the Member (a "Removing Member") that appointed such Manager; however, a replacement must be named by the Removing Member within five business days of such removal. The Removing Member must immediately notify in writing each member of the Management Committee of such replacement.

     Section 5.4. Meetings of the Management Committee and the Executive Committee. An annual meeting of the Management Committee shall be held on an annual basis at such time and place within or without the Commonwealth of Virginia as the Management Committee may designate. Regular meetings of the Management Committee shall be held on a quarterly basis, at such times and places within or without the Commonwealth of Virginia determined by the Management Committee. Special meetings of the Management Committee may be called by the Chairman of the Management Committee. Notice of a meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given to each Member either by mail not less than five days before the date of the meeting or by telephone, telegram or fax no less than 48 hours before the date and hour of the meeting. Presence at the meeting shall constitute waiver of any deficiency of notice under this Section 5.4.

     Meetings of the Executive Committee may be called by the Chairman of the Executive Committee. Notice of a meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given to each Member either by mail not less than five days before the date of the meeting or by telephone, telegram or fax no less than 48 hours before the date and hour of the meeting. Presence at the meeting shall constitute waiver of any deficiency of notice under this Section 5.4.

     Section 5.5. Meetinqs by Means of Conference Telephone. Members of the Management Committee may participate in a meeting of the Management Committee or the Executive Committee, as applicable, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear one another. Participation in a meeting pursuant to this
Section 5.5 shall constitute presence in person at such meeting and shall constitute a waiver of any deficiency of notice pursuant to Section 5.4.

     Section 5.6. Other Committees.

     (a) Other Committees. Subject to Section 5.1, the Management Committee, by resolution adopted by a majority of the number of Managers fixed by this Agreement, may establish such other standing or special committees of the Management Committee as it may deem advisable, consisting of not less than two Managers; and the members, terms and authority of such committees shall be as set forth in the resolutions establishing the same.

     (b) Meetings. Regular and special meetings of any Committee established pursuant to this Section 5.6 may be called and held subject to the same requirements with respect to time, place and notice as are specified in this Agreement for regular and special meetings of the Management Committee.

     (c) Quorum and Manner of Acting. A majority of the members of any Committee serving at the time of any meeting thereof shall constitute a quorum for the transaction of business at such meeting. The action of a majority of those members present at a Committee meeting at which a quorum is present shall constitute the act of the Committee.

     (d) Term of Office. Members of any Committee shall be elected as above provided and shall hold office until their successors are elected by the Management Committee or until such Committee is dissolved by the Management Committee.

     (e) Resignation and Removal. Any member of a Committee may resign at any time by giving written notice of his intention to do so to the President or the Secretary of the Company, or may be removed, with or without cause, at any time by such vote of the Management Committee as would suffice for his election.

     (f) Vacancies. Any vacancy occurring in a Committee resulting from any cause whatever may be filled by the affirmative vote of a majority of the number of Managers fixed by this Agreement.

     Section 5.7. Officers.

     (a) Designation and Election of Officers; Duties. The officers of the Company shall consist of a Chairman of the Management Committee, a President, a Treasurer and a Secretary. Other officers, including one or more Vice-Presidents, and assistant and subordinate officers, may from time to time be elected by the Management Committee. All officers shall hold office until the next annual meeting of the Management Committee and until their successors are elected by the Management Committee. Any two offices may be held by the same person as the Management Committee may determine.

     (b) Removal of Officers; Vacancies. Any officer of the Company may be removed summarily with or without cause, at any time, by approval of the Management Committee. Vacancies may be filled by approval of the Management Committee.

     (c) Duties. The officers of the Company shall have such duties as generally pertain to their offices, respectively as well as such powers and duties as are hereinafter provided or as time to time shall be confirmed by the Management Committee.

     (d) Duties of the Chairman of the Management Committee. The Chairman of the Management Committee shall be the chief executive officer of the Company and shall be responsible for the execution of the policies of the Management Committee, shall serve as the Chairman of the Executive Committee and shall have direct supervision over the business of the Company and its several officers, subject to the ultimate authority of the Management Committee. He shall be a Manager, and except as otherwise provided in this Agreement or in the resolutions establishing such committees, he shall be ex officio a member of all Committees of the Management Committee. He shall preside at all meetings of Members, the Management Committee and the Executive Committee. He may sign and execute in the name of the Company, deeds, mortgages, bonds, contracts or other instruments except in cases where the signing and the execution thereof shall be expressly delegated by the Management Committee or by this Agreement to some other officer or agent of the Company or shall be required by law otherwise to be signed or executed. In addition, he shall perform all duties incident to the office of the Chairman of the Management Committee and chief executive officer and such other duties as from time to time may be assigned to him by the Management Committee.

     (e) Duties of the President. The President shall be primarily responsible for the implementation of policies of the Management Committee. He shall have authority over the general management and direction of the business and operations of the Company, subject only to the ultimate authority of the Management Committee. He may sign and execute in the name of the Company, deeds, mortgages, bonds, contracts or other instruments except in cases where the signing and the execution thereof shall be expressly delegated by the Management Committee or by this Agreement to some other officer or agent of the Company or shall be required by law otherwise to be signed or executed. In addition, he shall perform all duties incident to the office of the President and such other duties as from time to time may be assigned to him by the Management Committee.

     (f) Duties of the Vice-Presidents. Each Vice-President, if any, shall have such powers and duties as may from time to time be assigned to him by the President or the Management Committee. Any Vice-President may sign and execute in the name of the Company deeds, mortgages, bonds, contracts or other instruments authorized by approval of the Management Committee, except where the signing and execution of such documents shall be expressly delegated by the Management Committee or the President to some other officer or agent of the Company or shall be required by law or otherwise to be signed or executed by some other officer or agent.

     (g) Duties of the Treasurer. The Treasurer, if any, shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Company, and shall deposit all monies and securities of the Company in such banks and depositories as shall be designated by the Management Committee. He shall be responsible: (a) for maintaining adequate financial accounts and records in accordance with generally accepted accounting practices; (b) for the preparation of appropriate operating budgets and financial statements; (c) for the preparation and filing of all tax returns required by law; and (d) for the performance of all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Management Committee or the President. The Treasurer may sign and execute in the name of the Company deeds, mortgages, bonds, contracts or other instruments, except in cases where the signing and the execution thereof shall be expressly delegated by the Management Committee or by this Agreement to some other officer or agent of the Company or shall be required by law or otherwise to be signed or executed by some other officer or agent.

     (h) Duties of the Secretary. The Secretary shall act as secretary of all meetings of the Management Committee and Members of the Company. He shall keep and preserve the minutes of all such meetings in permanent books. He shall see that all notices required to be given by the Company are duly given and served; shall have custody of all deeds, leases, contracts and other important documents; shall have charge of the books, records and papers of the Company relating to its organization and management as a Company; shall see that all reports, statements and other documents required by law (except tax returns) are properly filed; and shall in general perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Management Committee or the President.

     (i) Compensation. The compensation of all officers of the Company shall be determined by the Management Committee.

     Section 5.8. Indemnification of Managers and Others.
                  --------------------------------------

     (a)  Definitions in this Section.
          ---------------------------

     "applicant" means the person seeking indemnification pursuant to this
Section 5.8.

     "expenses" includes counsel fees.

     "liability" means the obligation to pay a judgment, settlement, penalty, fine, including any excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding.

     "party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

     "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.

     (b) Liability. In any proceeding brought by or in the right of the Company or brought by or on behalf of the Members of the Company, no Manager shall be liable to the Company or its Members for monetary damages with respect to any transaction, occurrence or course of conduct, whether prior or subsequent to the effective date of this Section 5.8, except for liability resulting from such person's having engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities, pension, trust or consumer protection law.

     (c) Indemnification. The Company shall indemnify any person who was or is a party to any proceeding, including a proceeding brought by a Member in the right of the Company or brought by or on behalf of the Members of the Company, by reason of the fact that he is or was a Manager, or is or was serving at the request of the Company as a manager, director, trustee, partner or officer of another limited liability company, corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability incurred by him in connection with such proceeding unless he engaged in willful misconduct or a knowing violation of the criminal law. A person is considered to be serving an employee benefit plan at the Company's request if his duties to the Company also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan. The Management Committee is hereby empowered, by a majority vote of a quorum of disinterested Managers, to enter into a contract to indemnify any member of the Management Committee in respect of any proceedings arising from any act or omission, whether occurring before or after the execution of such contract.

     [(d) Assumption of Defense. Promptly after receipt by a party of notice of the commencement of any proceeding with respect to which such party is seeking indemnification, such party shall notify the Company in writing of the commencement thereof (as such, the "notifying party"), and the Company shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to the notifying party; provided, however, that if the defendants in any such action include both the Company and the notifying party, and the notifying party shall have been advised by counsel that there may be legal defenses available to it that are different from or additional to those available to the Company, the notifying party shall have the right to select separate counsel.]

     (e) Availability. The provisions of this Section 5.8 shall be applicable to all proceedings commenced after the adoption hereof by the Members of the Company, arising from any act or omission, whether occurring before or after such adoption. No amendment or repeal of this Section 5.8 shall have any effect on the rights provided under this Section 5.8 with respect to any act or omission occurring prior to such amendment or repeal. The Company promptly shall take all such actions, and make all such determinations, as shall be necessary or appropriate to comply with its obligation to make any indemnity under this
Section 5.8 and shall promptly pay or reimburse all reasonable expenses, including attorneys' fees, incurred by any such member of the Management Committee in connection with such actions and determinations or proceedings of any kind arising therefrom.

     (f) Standard of Conduct. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the applicant did not meet the standard of conduct described in Sections 5.8(b) or (c).

     (g)  Determination of Standard of Conduct. Any indemnification under
Section 5.8(c) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the applicant is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 5.8(c).

     The determination shall be made:

   (i) By the Management Committee by a majority vote of a quorum consisting of Managers not at the time parties to the proceeding; or

   (ii) If a quorum cannot be obtained under subsection (i) of this section, by majority vote of a committee duly designated by the Management Committee (in which designation the Managers who are parties may participate), consisting solely of two or more Managers not at the time parties to the proceeding; or

   (iii) By such counsel selected by the Management Committee voting as determined in this subsection (f).

     (h)  Expenses.
          --------

     (i) The Company shall pay for or reimburse the reasonable expenses incurred by any applicant who is a party to a proceeding in advance of final disposition of the proceeding or the making of any determination under Section 5.8(f) if the applicant furnishes the Company:

          A. a written statement of his good faith belief that he has met the standard of conduct described in Section 5.8(c); and

          B. a written undertaking, executed personally or on his behalf, to repay the advance if it ultimately is determined that he did not meet such standard of conduct.

   (ii) The undertaking required by paragraph B. of subsection (i) of this section shall be an unlimited general obligation of the applicant but need not be secured and may be accepted without reference to financial ability to make repayment.

   (iii) Authorizations of payments under this Section 5.8(g) shall be made by the persons specified in Section 5.8(f).

     (i) Additional Indemnitees. The Management Committee is hereby empowered, by majority vote of a quorum consisting of disinterested Managers, to cause the Company to indemnify or contract to indemnify any person not specified in
Section 5.8(b) or (c) who was, is or may become a party to any proceeding, by reason of the fact that he is or was an employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee, trustee or agent of another company, corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the same extent as if such person were specified as one to whom indemnification is granted in Section 5.8(c). The provisions of Sections 5.8(d) through (g) shall be applicable to any indemnification provided hereafter pursuant to this Section 5.8(h).

     (j) Insurance. The Company may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Section 5.8 and may also procure insurance, in such amounts as the Board of Managers may determine, on behalf of any person who is or was a Manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee, trustee or agent of another company, corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by him in any such capacity or arising from his status as such, whether or not the Company would have power to indemnify him against such liability under the provisions of this Section 5.8.

     (k) Non-Exclusivity. Every reference herein to Managers or agents shall include former Managers and agents and their respective heirs, executors and administrators. The indemnification hereby provided and provided hereafter pursuant to the power hereby conferred by this Section 5.8(j) on the Management Committee shall not be exclusive of any other rights to which any person may be entitled, including any right under policies of insurance that may be purchased and maintained by the Company or others, with respect to claims, issues or matters in relation to which the Company would not have the power to indemnify such person under the provisions of this Section 5.8. Such rights shall not prevent or restrict the power of the Company to make or provide for any further indemnity, or provisions for determining entitlement to indemnity, pursuant to one or more indemnification agreements or other arrangements (including, without limitation, creation of trust funds or security interests funded by letters of credit or other means) approved by the Management Committee (whether or not any of the Managers of the Company shall be a party to or beneficiary of any such agreements or arrangements); provided, however, that any provision of such agreements or other arrangements shall not be effective if and to the extent that it is determined to be contrary to this Section 5.8(j) or applicable laws of the Commonwealth of Virginia.

                                   ARTICLE 6
                                   ---------
                   MEMBER INDEMNIFICATION AND OTHER VENTURES
                   -----------------------------------------

     Section 6.l. Indemnification. In addition to the rights of Indemnification provided for in the Venture Agreement, each

Member (an Indemnifying Member") shall indemnify and hold harmless the Company and the other Members from and against any loss, expense, damage or injury (including reasonable attorneys' fees) suffered or sustained by the Company or the other Members resulting directly or indirectly from any act or omission by the Indemnifying Member if such act or omission is not within the scope of the authority of such Member under this Agreement or is in contravention of this Agreement. The Company shall indemnify and hold harmless a Member from and against any loss, expense, damage or injury (including reasonable attorneys' fees) suffered or sustained by reason of any act or omission by such Member in the conduct of the business of the Company unless such act or omission is not within the scope of the authority of such Member under this Agreement or is in contravention of this Agreement.

                                   ARTICLE 7
                                   ---------

                      ACCOUNTING, TAX AND FISCAL MATTERS
                      ----------------------------------

     Section 7.1. Fiscal Year. The Company hereby adopts the year April 1 through and including March 31 as its fiscal year.

     Section 7.2. Books of Account. The Company shall keep full and accurate books of account in accordance with generally accepted accounting principles, as required by the Venture Agreement.

     As soon as reasonably practicable after the end of each fiscal year of the Company, but in any event no later than June 15 of each year, the Management Committee shall furnish each Member with Internal Revenue Service Form K-1 (Form
1065), and such other information as shall be necessary to enable each Member to prepare its income tax returns. All questions of accounting shall be determined by the Management Committee.

     The Management Committee must approve all tax elections and tax accounting methods adopted by the Company for income tax purposes, and all agreements and settlements proposed to be entered into with the Internal Revenue Service as a result of an audit or examination of the Company's federal income tax return. Each Member shall have the right to participate equally in the conduct and negotiation of such agreement or settlement, and no Member shall litigate a tax issue involving the Company without the consent of the other Members. Expenses of administrative proceedings and of litigation of Company tax issues, as approved by the Members, shall be paid by the Company. Each Member shall have the right to review the Company's income tax returns prior to the filing of such returns.

     WFBS hereby is designated the Company's tax matters member ("Tax Matters Member"), with all powers and responsibilities of a "tax matters partner" as defined in Section 6231(a)(7)(A) of the

Code (as defined in Section 7.1(B)) and shall manage administrative tax proceedings conducted at the Company level by the Internal Revenue Service with respect to Company matters.

     Section 7.3. Audits; Inspection of Books and Records. Any Member may, at its option and at its own expense, conduct internal audits of the books, records and accounts of the Company. Audits may be on either a continuous or a periodic basis and may be conducted by employees of any Member, or of an affiliate of any Member, or by independent auditors retained by the Company or by any Member. All books of the Company shall be open to inspection and examination by any of the Members or their representatives at all times.

                                   ARTICLE 8
                                   ---------
                         ALLOCATIONS AND DISTRIBUTIONS
                         -----------------------------

     Section 8.1. Definitions. For purposes of this Article 8, the terms listed below shall have the following definitions:

     (A) Capital Account. "Capital Account" has the meaning described in Section 8.2(a) hereof.

     (B) Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law), including effective date and transition rules (whether or not codified).

     (C) Company Minimum Gain. "Company Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(d). In accordance with Regulations Section 1.704-2(d), the amount of Company Minimum Gain is determined by first computing, for each Company nonrecourse liability, any gain the Company would realize if it disposed of the property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Member's share of Company Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(g)(1).

     (D) Member Nonrecourse Debt Minimum Gain. "Member Nonrecourse Debt Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(i). A Member's share of Member Nonrecourse Debt Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(i)(5).

     (E) Regulations. "Regulations" means the Income Tax Regulations promulgated under the Code as such Regulations may be amended from time to time
(including corresponding provisions of succeeding Regulations).

     Section 8.2. Capital Accounts; Distributions; Allocations.

     (a) Capital Accounts. The Company shall establish and maintain on its books and records a capital account for each Member (Capital Account") in accordance with Regulations Section 1.704-l(b)(2)(iv). If (i) a new or existing Member acquires an additional Percentage Interest in exchange for more than a de minimis Capital Contribution, (ii) the Company distributes to a Member more than a de minimis amount of Company property as consideration for a Percentage Interest, or (iii) the Company is liquidated within the meaning of Regulations
Section 1.704-l(b)(2)(ii)(g), the Management Committee shall revalue the property of the Company to its fair market value (as determined by the Management Committee and taking into account Section 7701(g) of the Code) in accordance with Regulations Section 1.704-l(b)(2)(iv)(f). When the Company's property is revalued by the Management Committee, the Capital Accounts of the Members shall be adjusted in accordance with Regulations Sections 1.704-l(b)(2)(iv)(f) and (g), which generally require such Capital Accounts to be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the Capital Accounts previously) would be allocated among the Members pursuant to Section 8.2(c) if there were a taxable disposition of such property for its fair market value (as determined by the Management Committee and taking into account Section 7701(g) of the Code) on the date of the revaluation.

     (b) Percentage Interests of the Members. The interest of each Member in the Company (the percentage Interest") initially shall be as indicated on Schedule 3.1.

     (c) Allocation of Profit and Loss.

     (1) General. Except as otherwise provided in this Section 8.2(c), Profit and Loss of the Company for each fiscal year of the Company shall be allocated among the Members in accordance with their respective Percentage Interests.

     (2) Minimum Gain Chargeback. Notwithstanding any provision to the contrary,
(i) any expense of the Company that is a "nonrecourse deduction" within the meaning of Regulations Section 1.704-2(b)(1) shall be allocated in accordance with the Members' respective Percentage Interests, (ii) any expense of the Company that is a "partner nonrecourse deduction" within the meaning of Regulations Section 1.704-2(i)(2) shall be allocated in accordance with Regulations Section 1.704-2(i)(1), (iii) if there is a net decrease in Company Minimum Gain within the meaning of Regulations Section 1.704-2(f)(1) for any Company taxable year, items of gain and income shall be allocated among the Members in accordance with Regulations Section 1.704-2(f) and the ordering rules contained in Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Member Nonrecourse Debt Minimum Gain within the meaning of Regulations Section 1.704-2(i)(4) for any Company taxable year, items of gain and income shall be allocated among the Members in accordance with Regulations Section 1.704-2(i)(4) and the ordering rules contained in Regulations Section 1.704-2(j). A Member's "interest in partnership profits" for purposes of determining its share of the nonrecourse liabilities of the Company within the meaning of Regulations Section 1.752-3(a)(3) shall be such Member's Percentage Interest.

     (3) Oualified Income Offset. Notwithstanding any provision to the contrary, if a Member receives in any Company taxable year an adjustment, allocation, or distribution described in subparagraphs (4), (5), or (6) of Regulations Section 1.704-l(b)(2)(ii)(d) that causes or increases a negative balance in such Member's Capital Account that exceeds the sum of such Member's shares of Company Minimum Gain and Member Nonrecourse Debt Minimum Gain, as determined in accordance with Regulations Sections 1.704-2(g) and 1.704-2(i), such Member shall be allocated specially for such taxable year (and, if necessary, later taxable years) items of income and gain in an amount and manner sufficient to eliminate such negative Capital Account balance as quickly as possible as provided in Regulations Section 1.704-l(b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Member in accordance with this Section 8.2(c)(3), to the extent permitted by Regulations Section 1.704-l(b), items of expense or loss shall be allocated to such Member in an amount necessary to offset the income or gain previously allocated to such Member under this Section 8.2(c)(3).

     (4) Capital Account Deficits. Loss shall not be allocated to a Member to the extent that such allocation would cause a deficit in such Member's Capital Account (after reduction to reflect the items described in Regulations Sections 1.704-l(b)(2)(ii)(d)(4), (5) and (6)) to exceed the sum of such Member's shares of Company Minimum Gain and Member Nonrecourse Debt Minimum Gain. Any Loss in excess of that limitation shall be allocated to the other Members in proportion to their Percentage Interests (taking into account the limitation in this Section 8.2(c)(4)). After the occurrence of an allocation of Loss to a Member in accordance with this Section 8.2(c)(4), to the extent permitted by Regulations
Section 1.704-l(b), Profit shall be allocated to such Member in an amount necessary to offset the Loss previously allocated to such Member under this
Section 8.2(c)(4).

     (5) Allocations Between Transferor and Transferee. If a Member transfers any part or all of its Membership Interest during a fiscal year of the Company, the distributive shares of the various items of Profit and Loss allocable among the Members during such fiscal year shall be allocated between the transferor and the transferee either (i) as if the Company's fiscal year had ended on the date of the transfer, or (ii) based on the number of days of such fiscal year that each was a Member without regard to the results of Company activities in the respective portions of such fiscal year in which the transferor and the transferee were Members. The Management Committee, in its sole discretion, shall determine which method shall be used to allocate the distributive shares of the various items of Profit and Loss between the transferor and the transferee.

     (6) Definition of Profit and Loss. "Profit" and "Loss" and any items of income, gain, expense, or loss referred to in this Agreement shall be determined in accordance with federal income tax accounting principles, as modified by Regulations Section 1.704-l(b)(2)(iv), except that Profit and Loss shall not include items of income, gain and expense that are specially allocated pursuant to Section 8.2(c)(2), 8.2(c)(3), or 8.2(c)(4). All allocations of income, Profit, gain, Loss, and expense (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this Section 8.2(c), except as otherwise required by Section 704(c) of the Code and Regulations Section 1.704-l(b)(4). The Management Committee shall have the authority to elect the method to be used by the Company for allocating items of income, gain, and expense as required by Section 704(c) of the Code and such election shall be binding on all Members.

     Section 8.3. Distributions. (a) Distributions of cash shall be made at such times and in such amounts as the Management Committee shall decide to the Members in accordance with their Percentage Interests.

     (b) The Management Committee may provide for distributions of cash to be made to the Members in accordance with their Percentage Interests taking into account federal, state and local income taxes payable by the Members on their shares of the Company's taxable income.

     Section 8.4. No Riqht to Distributions in Kind. No Member shall be entitled to demand property other than cash in connection with any distributions by the Company.

     Section 8.5. Limitations on Return of Capital Contributions. Notwithstanding any of the provisions of this Article 8, no Member shall have the right to receive and the Company shall not have the right to make, a distribution which includes a return of all or part of a Member's Capital Contributions, unless after giving effect to the return of a Capital Contribution, the sum of all Company liabilities, other than the liabilities to a Member for the return of his Capital Contribution, does not exceed the fair market value of the Company's assets.

     Section 8.6. Distributions Upon Liquidation. Upon liquidation of the Company, after payment of, or adequate provision for, debts and obligations of the Company, including any Member loans, any remaining assets of the Company shall be distributed to all Members with positive Capital Accounts in accordance with their respective positive Capital Account balances. For purposes of the preceding sentence, the Capital Account of each Member shall be determined after all adjustments made in accordance with Sections 8.2 and 8.3 resulting from Company operations and from all sales and dispositions of all or any part of the Company's assets. Any distributions pursuant to this Section 8.6 should be made by the end of the Company's taxable year in which the liauidation occurs (or, if later, within 90 days after the date of the liquidation). To the extent deemed advisable by the Management Committee, appropriate arrangements (including the use of a liquidating trust) may be made to assure that adequate funds are available to pay any contingent debts or obligations.

     Section 8.7. Substantial Economic Effect. It is the intent of the Members that the allocations of Profit and Loss under the Agreement have substantial economic effect (or be consistent with the Members' interests in the Company in the case of the allocation of losses attributable to nonrecourse debt) within the meaning of Section 704(b) of the Code as interpreted by the Regulations promulgated pursuant thereto. Article 8 and other relevant provisions of this Agreement shall be interpreted in a manner consistent with such intent.

                                   ARTICLE 9
                                   ---------
                                   TRANSFERS
                                   ---------

     Section 9.1. Restrictions on Transfers/Encumbrances. Each Member agrees not to transfer, assign, mortgage or otherwise encumber all or any part of its Membership Interest or any economic interest in the Company or its Profits or Losses (or take or omit to take any action, filing, election or other action which could result in a deemed transfer, assignment, mortgage or encumbrance), except in accordance with the provisions of the Venture Agreement. Any transfer of a Membership Interest shall be effective only to give the transferee the right to receive the share of allocations and distributions to which the transferring Member would otherwise have been entitled. Unless and until admitted as a substituted Member, a transferee shall have no other powers, rights or privileges of a Member of the Company. No transferee of a Membership Interest shall have the right to become a substituted Member unless all the nontransferring Members, in their sole and absolute discretion, expressly consent thereto, and the transferee agrees to become a Member of the Company and be bound by all of the terms and conditions of this

Agreement as then in effect, including, without limitation, the restrictions on transfer hereunder. Each Member agrees not to transfer all or any part of its Membership Interest (or take or omit any action which could result in a deemed transfer) without the consent of all other Members if such transfer (either considered alone or in the aggregate with transfers by other Members) would result in the termination of the Company under Section 708 of the Code. Any attempted transfer not in accord with the provisions of the Venture Agreement or this Section 9.1 shall be void ab initio.

                                  ARTICLE 10
                                  ----------
                                 MISCELLANEOUS
                                 -------------

     Section 10.1. Fixing Record Date. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or entitled to receive a payment of any kind, or in order to make a determination of Members for any other proper purpose, the Management Committee may fix in advance a date as the record date for any such determination of Members, such date in any case to be not more than seventy days prior to the date on which the particular action, requiring such determination of Members, is to be taken. If no record date is fixed for the determination of Members entitled to notice of or to vote at a meeting of Members, or Members entitled to receive payment of a distribution, the date on which notices of the meeting are mailed or the date on which the resolution of the Management Committee declaring such distribution is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Section 10.1, such determination shall apply to any adjournment thereof unless the Management Committee fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

     Section 10.2. Voting of Shares Held. Unless otherwise provided by resolution of the Managers, the Management Committee may from time to time appoint an attorney or attorneys or agent or agents of the Company, in the name and on behalf of the Company, to cast the vote which the Company may be entitled to cast as a member, shareholder or otherwise in any other company, any of whose securities may be held by the Company, at meetings of the holders of the shares or other securities of such other company, or to consent in writing to any action by any such other company; and the Management Committee shall instruct the person or persons so appointed as to the manner of casting such votes or giving such consent and may execute or cause to be executed on behalf of the Company such written proxies, consents, waivers or other instruments as may be necessary or proper.

     Section 10.3. Applicable Laws. The Members agree to comply with all applicable state and federal statutes and regulations.

     Section 10.4. Modification. The Members agree that, in the event of a decision by a state or federal regulatory authority that requires modifications in this Agreement, the Members will negotiate in good faith to modify this Agreement in light of such decision. If the Members are unable to agree upon such modifications within one hundred eighty (180) days after such decision, then that portion of the Agreement which was found to require change by the regulatory authorities shall terminate.

     Section 10.5. Arbitration. Any controversy or claim arising out of or relating to this Agreement or the breach thereof shall be settled in accordance with the Venture Agreement.

     Section 10.6. Amendment and Notice. This Agreement may not be amended, except as provided in Section 5.1.

     This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Virginia. Notices to the Members shall be deemed to be given when personally delivered, or if mailed prepaid registered or certified mail, return receipt requested to the addresses shown below, marked to the attention of the respective Manager of each Member, when delivered or refused upon presentation.

     All communications hereunder shall be in writing and shall be deemed to have been duly given if signed by the respective persons giving them (in the case of any corporation the signature shall be by an appropriate officer thereof) and delivered by hand, or sent by registered mail, return receipt requested, or reliable courier, or by telex, telecopier, telegram or cable to the following addresses:

          If to the Company:

               Mentor Investment Group, L.L.C.
               Riverfront Plaza, East Tower
               901 East Byrd Street
               Richmond, Virginia 23219
               Attention: Daniel J. Ludeman
                          Managing Director

               Telecopier No.: (1) (804) 782-3510
               Telephone No.:  (1) (804) 649-2311

          With a copy to:

               Hunton & Williams
               951 East Byrd Street
               Richmond, Virginia 23219-4074
               Attention: David M. Carter, Esq.

               Telecopier No.: (804) 788-8218
               Telephone No.:  (804) 788-8200

          If to WFBS:

               Wheat First Butcher Singer, Inc.
               Riverfront Plaza, East Tower
               901 East Byrd Street
               Richmond, Virginia 23219
               Attention: Marshall B. Wishnack
                          Chairman and Chief Executive
                          Officer

               Telecopier No.: (1) (804) 782-____
               Telephone No.:  (1) (804) 649-2311

          With a copy to:

               Hunton & Williams
               951 East Byrd Street
               Richmond, Virginia 23219-4074
               Attention: David M. Carter, Esq.

               Telecopier No.: (804) 788-8218
               Telephone No.:  (804) 788-8200

          If to EVEREN:

               EVEREN Capital Corporation
               77 West Wacker Drive
               Chicago, Illinois 60601-1694
               Attention: Arthur J. McGivern
                          Senior Executive Vice President

               Telecopier No.: (312) 574-8823
               Telephone No.:  (312) 574-5704

          With a copy to:

               Bell, Boyd & Lloyd
               Three First National Plaza
               Suite 3300
               70 West Madison Street
               Chicago, Illinois 60602
               Attention: Cameron S. Avery, Esq.

               Telecopier No.: (312) 372-2098
               Telephone No.:  (312) 372-1121

By written notice to the other party, a party may change the address to which notices shall be directed.

     This Agreement shall be binding and inure to the benefit of the Members hereto and their respective successors and permitted assigns.

     No waiver of any breach or default hereunder shall be deemed a waiver of any other breach or default whether or not of the same or similar nature.

     This Agreement does not constitute a Member as the agent or legal representative of another and does not constitute the Members as partners or joint venturers except as set out herein. No Member shall have the authority to contract or bind any other Member in any manner whatsoever. It is agreed that this Agreement confers no rights upon the Members except those expressly set out herein, and confers no rights of any kind on any third party.

     Section 10.7. Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of the Agreement.

     Section 10.8. Captions. Captions are inserted for convenience only and shall not be given any legal effect.

     Section 10.9. Burden and Benefit Upon Successors. Except as expressly otherwise provided herein, this Agreement is binding upon, and inures to the benefit of, the parties hereto and their respective heirs, executors, administrators, personal and legal representatives, successors and assigns.

     In WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                               WHEAT FIRST BUTCHER SINGER, INC.

                               By:
                                    _____________________________
                                    Name:
                                    Title:


                               EVEREN SECURITIES HOLDINGS, INC.

                               By:
                                    _____________________________
                                    Name:
                                    Title:

                                 Schedule 3.1
                                 ------------

                   Member                     Percentage Interest
                   ------                     -------------------
 Wheat First Butcher Singer, Inc.                     79.8%
 EVEREN Capital Corporation                           20.2%
                                                     ------
 Total                                               100.0%
                                                     ======

RI-CS\t:\Wheat\Mentor\Opagt.5
7/24/96

                                     -34-